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March 25, 2002


Pharmaceutical Resources, Inc.
One Ram Ridge Road
Spring Valley, NY  10977
USA

                        11 PRODUCT DEVELOPMENT AGREEMENT
                        --------------------------------

      Genpharm Inc. ("GENPHARM") wishes to expand its business relationship with Pharmaceutical Resources, Inc. ("PRI") to include the development, supply and distribution in the Territory (as defined below) of generic pharmaceutical products (identified below) not currently covered by existing business relationships between us, upon the basic business terms of this letter agreement (the "LETTER AGREEMENT"), as follows:

1. The molecules which are to be the subject matter of this expanded relationship are as follows (each, a "PRODUCT" and collectively, the "PRODUCTS"):

            *** tablets 10 mg

            *** tabs 5, 10, 20, 40 mg

            *** tabs, 5 mg/6.25 mg, 10 mg/12.5 mg, 20 mg/12.5 mg and 20 mg/25 mg

            *** XR 500 mg

            *** tabs 15, 30, 45 mg

            *** tabs .25, .50, 1, 2, 3, 4 mg

            *** tabs 25, 50 mg

            *** chewable tabs 5, 25 mg

            *** tabs 125, 250, 500 mg

            *** tabs 250 mg

            *** capsules 20, 40 mg

2. Genpharm (directly, through its Affiliates or third parties) will be responsible for the development of the Products, for applying for an FDA Product approval to market the Products in the Territory (the ANDA for such Products to be registered in Genpharm's name or in the name of one of its Affiliates) and to supply the Products to PRI or its affiliates for commercialization in the Territory.



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3     Genpharm  reserves  the right to  manufacture  the  Products,  but PRI and
      Genpharm  will discuss,  in good faith,  opportunities  to maximize  Gross
      Profit  through  the  technical   transferring  of  manufacturing   and/or
      packaging  to PRI  and/or  by  allowing  PRI to  suggest  alternative  raw
      material   sources.   Both   parties  must  agree  with  any  shifting  of
      manufacturing and/or packaging to PRI as well as with any raw material suppliers suggested by PRI. The costs of conversion will be funded *** % by PRI and *** % by Genpharm.

4. The obligations of Genpharm to develop, manufacture and supply the Products to PRI and the obligations of PRI to commercialize the Products in the Territory will be upon the terms set forth in Schedules "A" to "L" annexed hereto. Terms and phrases used in this Letter Agreement or the Schedules hereto and not otherwise defined shall have their respective meanings set forth in Schedule "M" hereto.

5. Subject to adjustment pursuant to Paragraph 8 and 10 below, Gross Profits will be shared *** % to PRI and *** % to Genpharm.

6. PRI shall pay to Genpharm a non-refundable fee of $*** U.S. in respect of *** Tablets 10 mg and *** Tablets 15, 30 and 45 mg (collectively the "APPROVED PRODUCTS" and individually an "APPROVED PRODUCT"). PRI shall pay to Genpharm an additional non-refundable fee of $*** U.S. upon the FDA accepting for filing Genpharm's (and/or its Affiliates') ANDA's submissions in respect of 6 of the 9 remaining Products contemplated by this Agreement; provided, however, that if Genpharm (and/or its Affiliates) have not had its (their) ANDA submissions accepted for filing by the FDA in respect of 6 Products (other than Approved Products) prior to April 1, 2004 then the additional non-refundable fee of $*** U.S. herein contemplated shall be paid to Genpharm at the rate of $*** U.S. upon acceptance for filing by the FDA of an ANDA submission made by Genpharm (or its Affiliates) in respect of a Product (other than an Approved Product), the portions of the additional non-refundable fee accruing in respect of Products whose ANDA submissions have been accepted for filing by the FDA prior to April 1, 2004 to be paid on April 1, 2004 and the remaining instalments of the additional non-refundable fee to be paid as an ANDA submission for a Product is accepted for filing by the FDA (provided that the aggregate instalments of the additional non-refundable fee paid to Genpharm shall not exceed $*** U.S.).

      In the event that third party agents are used to develop a Product, PRI will also pay to Genpharm *** % of the associated research and development costs incurred to such third party in accordance with the relevant development agreement.

7. Subject to the final sentence of this Paragraph 7, PRI will be responsible for *** % of the costs of development raw material, as well as *** % of the costs of producing the bio-batches and conducting the applicable bio-studies and *** % of the costs of producing the necessary validation, confirmation and exhibition batches of each Product (irrespective of whether any of such costs were incurred prior to or subsequent to the date hereof). PRI will pay its share of such costs to Genpharm within thirty



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      (30) days after its receipt of an invoice therefor from Genpharm. Genpharm will not forward an invoice to PRI for PRI's share of the costs of producing the bio-batches and conducting the applicable biostudy in respect of any Product until the earlier of (i) the acceptance for filing of Genpharm's (or its Affiliate's) submission of an ANDA for such Product and (ii) the expiry of 6 months from the date upon which the biostudy is completed or abandoned. PRI shall be only responsible for its share of the cost of the development raw materials, producing the bio batches and conducting the applicable biostudies and the cost of producing the necessary validation, confirmation and exhibition batches in respect of the Approved Products to the extent that PRI's *** % share thereof exceeds $*** U.S.

8. PRI shall pay to Genpharm, within 30 days of the receipt of an invoice therefor (which invoice shall be accompanied with a copy of the third party invoice evidencing the expense in question), *** % of the legal fees and disbursements and other reasonable expenses actually incurred by Genpharm and its Affiliates (irrespective of whether such legal fees, disbursements or other expenses were incurred prior to or subsequent to the date hereof) in connection with legal matters relating to patent issues and/or the development and registration of each Product including, without limiting the generality of the foregoing, legal fees, disbursements and other reasonably expenses incurred in connection with patent certification ( hereinafter referred to as "PATENT OPINIONS") to be made by Genpharm or its Affiliate in the ANDA to be submitted for such Product (including, without limitation, reasonable costs of obtaining initial patent opinions regarding the validity and enforceability of patents in the Territory and non-infringement thereof by such Product), to investigate and defend the claim of any Person (hereafter referred to as a "CLAIM") that the Product as developed by Genpharm (and/or its Affiliates) infringes any patent or other proprietary right of such Person enforceable in the Territory and to seek, defend, intervene in or appeal a decision of the FDA or of any court of competent jurisdiction in the Territory (hereinafter referred to as a "CITIZEN'S PETITION") relating to market exclusivity claimed by Genpharm or by any other Person in relation to a Product (such legal fees, disbursements and other expenses incurred by Genpharm and its Affiliates in relation to a Product being herein referred to collectively as the "LEGAL EXPENSES"). Genpharm shall control the defense of any such Claim and the prosecution and/or defense of any Citizen's Petition and PRI shall have the right to participate in the defense or prosecution of same. Genpharm will provide PRI with access to counsel of Genpharm or its applicable Affiliate engaged in the prosecution, defense or investigation of such Claim, Citizen's Petition or Patent Opinion to discuss with and disclose to PRI possible future Legal Expenses to be incurred in the investigation, defense or prosecution of the Claim, Citizen's Petition or Patent Opinion and to provide access to all relevant documentation with regard to the same. Genpharm and PRI shall cooperate in good faith to develop a strategy acceptable to both Genpharm and PRI for the defense or prosecution of any such Claim or Citizen's Peitition and in the strategy for patent certification under ANDA. Genpharm shall not admit or assume liability for (on behalf of itself or PRI) or settle or compromise any Claim or Citizen's Petition without the prior written consent of PRI, such consent not to be unreasonably withheld or unduly delayed. If the Legal Expenses incurred by Genpharm and its Affiliates in respect of a Product exceeds $*** US then, at any time



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      thereafter  and prior to receipt by Genpharm or its  Affiliate  of a final
      ANDA approval from the FDA for such Product, PRI shall have the right defer its obligation to fund *** % of any future Legal Expenses incurred by Genpharm and its Affiliates with respect to such Product by notice in writing to Genpharm (a "NOTICE"), which Notice shall be effective upon its receipt by Genpharm and shall defer the obligation of PRI to fund any Legal Expenses incurred by Genpharm and its Affiliates with respect to such Product after the date upon which such Notice is received by Genpharm
      (the  Legal   Expenses   incurred  after  receipt  of  such  Notice  being
      hereinafter referred to as the "FUTURE LEGAL EXPENSES" and PRI's *** % share thereof being hereinafter referred to as the "Deferred Legal Expenses") but, for greater certainty, PRI shall pay to Genpharm, within 30 days of the receipt of an invoice therefor, *** % of the Legal Expenses incurred by Genpharm and its Affiliates to and including the date upon which such Notice is so received by Genpharm. Deferral by PRI hereunder of its obligation to fund Future Legal Expenses incurred by Genpharm and its Affiliates in respect of one or more Products shall not affect the obligation of PRI to fund, on a current basis, Legal Expenses incurred by Genpharm and its Affiliates with respect to other Products (subject to PRI's rights to defer its obligations to fund such expenses with respect to any other Product or Products in accordance with the provisions hereof) or reduce or eliminate PRI's obligations to pay the Deferred Legal Expenses to Genpharm. The obligation of PRI to fund Legal Expenses (including Future Legal Expenses) incurred in respect of a Product shall terminate upon termination of this Letter Agreement in respect of such Product provided that PRI shall remain liable to Genpharm for the Legal Expenses (including Future Legal Expenses) relating to such Product incurred prior to such date of termination, which liability shall survive the termination of this agreement. In the event that PRI exercises its right pursuant to this paragraph to defer its obligation to fund any Future Legal Expenses in respect of a Product (hereinafter in this Section referred to as the "SPECIFIC PRODUCT") then the Deferred Legal Expenses owing to Genpharm for PRI in respect of such Specific Product shall be paid to Genpharm as a first charge against PRI's share of Gross Profit earned by PRI from commercialization of such Specific Product in the Territory provided that:

            (i) if the full amount of Deferred Legal Expenses owing the Genpharm are not paid to Genpharm within 6 months of the first commercialization of such Specific Product in the Territory by PRI (the date upon which such 6 month period expires being hereinafter referred to as the "EXPIRY DATE");

            (ii) if the parties mutually determine not to launch such Specific Product or determine not to continue the development or to seek an ANDA approval in respect of such Specific Product (the date upon which such determination is made being hereinafter referred to as the "DETERMINATION DATE");

            (iii) this  Agreement  is  terminated  in  respect of such  Specific
      Product prior to payment in full by PRI of the Deferred Legal Expenses relating thereto (the effective date of termination being hereinafter referred to as the "TERMINATION DATE"); or




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            (iv)  one (1) year  has  elapsed  since  Genpharm  or its  Affiliate incurred such Deferred Legal Expense (the date upon which one (1) year period expires being hereinafter referred to as the "Maturity Date")

then such Deferred Legal Expense(s) (or the balance thereof) owing to Genpharm shall fall due and be paid by PRI to Genpharm within 30 days of the Determination Date, the Termination Date, the Expiry Date or the Maturity Date, whichever first occurs. Where the settlement or judgment of any Claim results in the award or payment of funds to Genpharm, Genpharm shall pay *** % thereof to PRI within 30 days of receipt of the award or payment of funds from the third party. Where the settlement or judgment of a Claim in relation to such Product results in an award against Genpharm requiring Genpharm to pay funds to any Person, PRI shall pay to Genpharm *** % of such liability upon receipt of a copy of the settlement or judgment and at or prior to the time that Genpharm is required to make such payment to the third party.

9. Nothing in this Agreement constitutes a guarantee or warranty of Genpharm that

      a. development of a Product will be successful; or

      b. a Product Approval for any Product will be obtained.

      In the event that any of Products are not developed for technical or commercial reasons no replacement products are to be added to this Agreement in lieu thereof.

10. Gross Profits applicable to a Product earned by PRI in respect of any period during which PRI enjoys generic market exclusivity shall be shared *** % by Genpharm and *** % by PRI; provided, however, that the aggregate incremental additional Gross Profits payable to Genpharm in respect of such Product as a result of such exclusivity (being the Gross Profits payable to Genpharm in excess of the Gross Profits that would be payable to Genpharm but for this paragraph 10) shall not exceed $*** US and thereafter Gross Profits shall be shared by Genpharm and PRI in the proportions contemplated in Section 5 above.

11. (a) No later than thirty (30) days from the execution date of this Letter Agreement, the parties shall establish a Product Development Committee (the "PDC") consisting of at least one person from each of PRI and Genpharm which shall act as liaison between the parties to ensure that PRI is kept current of the development status of each Product. Unless otherwise agreed by the parties, the PDC shall meet at least once per quarter, such meetings to continue until one (1) year after commencement of commercialization of the last Product or such other time as may be agreed by the parties. The PDC will meet alternately at the offices of PRI and Genpharm or as otherwise agreed by the parties. Each party shall bear the cost of its own travel expenses relating to meetings of the PDC.

      (b)   Genpharm hereby agrees to:

            (i) provide PRI at regularly scheduled meetings of the PDC access to and copies of all scientific information relevant to the development and registration of each Product;

            (ii) provide PRI with copies of all communications to or from the FDA in connection with the development and registration of each Product as soon as reasonably practicable, but in any event within three (3) business days of the receipt or transmittal by Genpharm of such communication;

            (iii) promptly advise PRI in writing of any unforeseen material problems or delay encountered or additional requirements imposed upon Genpharm or its Affiliates, as the case may be, since the date of its last report in connection with the development and registration of a Product (and of which PRI has not been otherwise advised pursuant hereto);

            (iv) provide PRI with such other information as PRI may reasonably request in writing from time to time with respect to the status of the development and/or registration of a particular Product, as soon as reasonably practicable but in any event within three (3) business days of receipt of such request; and

            (v) within two (2) business days of receipt by Genpharm of a request therefor, and subject to the availability of the parties, arrange a conference call among PRI, Genpharm and Genpharm's legal counsel to answer PRI's questions or provide PRI with information regarding legal matters surrounding the development and/or registration of each Product.

12. PRI represents and warrants to Genpharm that neither it nor any of its Affiliates is an Ineligible Person. Genpharm represents and warrants to PRI that neither it nor any of its Affiliates who have or will be developing a Product for the Territory or who is or will be a Manufacturer thereof is an Ineligible Person.

13. In the event that any provision of this Letter Agreement contradicts any provision contained in Schedules "A" through "M" attached hereto, the provisions of this Letter Agreement shall govern.

14. In the event that the innovator/ brand, or any competing generic product, applicable to a Product becomes an over-the-counter pharmaceutical then PRI shall use reasonable best commercial efforts to exploit the OTC market for such Product, failing which the rights to market the Product as a OTC pharmaceutical in the Territory shall revert exclusively to Genpharm without any obligation on Genpharm to share with PRI the Gross Profits or other revenue earned from the commercialization of such Product in the Territory and without any payment from Genpharm to PRI as a result thereof.

                            [SIGNATURE PAGE FOLLOWS]



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      If the foregoing  terms are acceptable to you,  kindly sign and return the duplicate copy of this agreement enclosed herewith on or before the 25th day of March, 2002.

Yours very truly,

GENPHARM INC.

Per:  /S/ HANK KLAKURKA
      -----------------
      Hank Klakurka

The undersigned hereby acknowledges and agrees to the foregoing.

DATED this 25th day of March, 2002.

PHARMACEUTICAL RESOURCES, INC.

Per:  /S/ SCOTT TARRIFF
      -----------------
      Scott Tarriff



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                                  SCHEDULE "A"

                              EXCLUSIVE APPOINTMENT

A.1 EXCLUSIVE DISTRIBUTOR: Subject to the provisions of this agreement and to the receipt by Genpharm or its Affiliate, as the case may be, of a Product Approval for such Product, Genpharm hereby appoints PRI as the sole and exclusive distributor of the Products for the Territory and PRI hereby accepts such appointment and agrees to act as such sole distributor upon such terms and conditions. Except for its right to delegate to an Affiliate of PRI any duty, obligation or right hereunder in relation to a Product in accordance with the provisions of Section L.8 of Schedule "L" hereto (but only for so long as such Person remains an Affiliate of PRI), PRI shall not delegate to any Person any duty or obligation of PRI hereunder in relation to a Product without the prior written consent of Genpharm (which consent may be withheld in the sole discretion of Genpharm).

A.2 NATURE OF RELATIONSHIP: This agreement does not constitute or create (and the parties do not intend to create hereby) a joint venture, pooling arrangement, partnership, or formal business organization of any kind between and among any of the parties, and the rights and obligations of the parties shall be only those expressly set forth herein. The relationship established between PRI and Genpharm by this agreement is solely that of buyer and seller, each is an independent contractor engaged in the operation of its own respective business. Neither party shall be considered to be an agent of the other for any purpose whatsoever. Each party shall be responsible for providing its own personnel and workers' compensation, medical coverage or similar benefits, any life, disability or other insurance protection; and shall be solely responsible for the payment of social security benefits, unemployment insurance, pension benefits, withholding any required amounts for income and other employment-related taxes and benefits of its own employees, and shall make its own arrangements for injury, illness or other insurance coverage to protect itself; its Affiliates, its subcontractors and personnel from any damages, loss and/or liability arising out of the performance of this agreement. Neither party has the power or authority to act for, represent, or bind the other (or its Affiliates) in any manner.

A.3 TERRITORIAL AND PRODUCT RESTRICTIONS APPLICABLE TO PRI: During the term of this agreement applicable to a Product, neither PRI nor any of its Affiliates will directly or indirectly sell such Product outside of the Territory or to any Person in the Territory where it knows or has reason to believe that such Product will be resold by such Person outside of the Territory. In the event the foregoing provision is or becomes unenforceable or is unlawful in the Territory, then it shall be deemed replaced by the most restrictive provision on marketing or sale of the Product outside of the Territory as shall be lawful and enforceable in the Territory. If Genpharm establishes that one of PRI's customers or a customer of any of its Affiliates is exporting such Product out of the Territory, PRI shall (and shall cause its Affiliates to) either cease to supply such customer or obtain (and enforce, if necessary) an undertaking from such customer not to sell the Product outside of the Territory (unless PRI [or its Affiliate, as the case may be] is precluded from taking such action under applicable law). In addition, PRI shall not (and it shall not authorize, permit or suffer any of its Affiliates to), directly or indirectly, manufacture, purchase, sell or distribute a Competing Product in the Territory at any time during the term of this agreement applicable to a Product (including, for



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greater  certainty,  prior to receipt by Genpharm or any of its  Affiliate  of a
Product Approval for such Product).



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                                  SCHEDULE "B"

                        MANUFACTURE AND SUPPLY OF PRODUCT

B.1 EXCLUSIVE SUPPLIER: Subject to receipt by Genpharm or its Affiliate of a Product Approval for a Product Genpharm shall use commercially reasonable efforts to manufacture (or cause to be manufactured) and supply to PRI, in accordance with the terms and conditions set forth herein and in a timely fashion, reasonable quantities of such Product. PRI shall order from Genpharm all of its and its Affiliate's requirements of the Product for the Territory in accordance with the terms and conditions set forth herein.

B.2 MANUFACTURING RESPONSIBILITIES: Each Product supplied by Genpharm hereunder shall be manufactured (which shall include, without limitation, all testing, bulk packaging and labelling) in an FDA approved facility and in accordance with the following (collectively, the "Product Manufacturing Requirements"), (i) the Specifications for the Product, (ii) applicable cGMP and good laboratory practices and (iii) all other applicable rules, regulations and requirements of the FDA relative to the manufacture of such Product.

B.3 STORAGE OF PRODUCTS PENDING SHIPMENT: The finished bulk Product to be made available to PRI hereunder shall be stored by Genpharm and/or the Manufacturer, pending shipment, in accordance with the Specifications for such Product and applicable cGMP.

B.4 QUALITY CONTROL AND ASSURANCES AND RELEASE DOCUMENTATION: Genpharm shall, or shall cause the Manufacturer to, perform all in-process quality control tests and quality assurance reviews on the Product as required by the Product
Manufacturing Requirements and shall, or shall cause the Manufacturer to, certify in writing that each batch of the Product delivered to PRI was manufactured in strict conformity with the Product Manufacturing Requirements and the other terms of this agreement.

B.5 PRODUCT WARRANTY: Genpharm warrants that all Product supplied by it to PRI pursuant to this agreement shall be manufactured, packaged, tested, stored and handled in accordance with the Product Manufacturing Requirements and that at the time of the delivery of such Product to the carrier at Genpharm's or the Manufacturer's Plant, as the case may be, such Product: (i) will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act ("Act"), as amended, or within the meaning of any applicable state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as such Act and such laws are constituted and effective at the time of delivery and (ii) will not be an article which may not, under the provisions of Sections 404 and 505 of such Act, be introduced into interstate commerce. NEITHER GENPHARM NOR THE MANUFACTURER MAKES ANY REPRESENTATION THAT THE PRODUCT IS USEFUL FOR THE INTENDED PURPOSE OR THAT IT IS FREE FROM INHERENT SIDE EFFECTS EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT.


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                                  SCHEDULE "C"

                   PRODUCTION FORECASTS, ORDERS AND DELIVERIES

C.1 FORECASTS AND COMMITMENTS: To assist Genpharm to schedule production of the Products, PRI shall provide to Genpharm (or as it directs) for each Product to be manufactured and supplied to PRI hereunder, quarterly (at least 45 days in advance of the commencement of the first calendar month forecasted thereunder), a 12 month rolling forecast of PRI's estimated requirements of the Product, which forecast shall represent a commitment of PRI to purchase the quantity of Product projected for the first month thereunder and a commitment, subject to a 20% variance, to purchase the quantity of Product forecasted for the second and third months forecasted thereunder. Subject to the foregoing, all forecasts are estimates only and PRI shall only be bound to purchase the Product pursuant to purchase orders submitted, or deemed hereunder to be submitted, by it to Genpharm (or to such person as Genpharm may direct). All purchase orders for a Product shall specify the delivery date therefor, which delivery date shall be no sooner than 16 weeks following the receipt of such order by Genpharm or such other period of time as Genpharm shall specify in writing to PRI within a reasonable period of time following receipt by Genpharm or the Manufacturer of the Product Approval for such Product. PRI shall deliver the first such forecast within a reasonable period of time following receipt of such Product Approval by Genpharm or the Manufacturer and shall deliver the updated and extended forecasts every 3 months thereafter.

C.2 PURCHASE ORDERS: All orders for Product shall be placed using PRI's standard form of purchase order and shall be invoiced using Genpharm's standard form of invoice. All purchase orders submitted by PRI shall contemplate the purchase of Product in minimum batch sizes as contemplated in the applicable Product Approval or multiples thereof (unless Genpharm agrees in writing to smaller quantities [either generally or in respect of any particular purchase order]) and shall specify, amongst other things, the required delivery date. In the event of any conflict between the terms of any purchase order and the terms of any invoice related thereto, the terms of the purchase order shall govern. In the event of any conflict between the terms of any purchase order and the terms of this agreement, the terms of this agreement shall govern (unless the parties shall have mutually agreed to the contrary in writing in respect of a particular instance).

C.3 DELIVERY OF PRODUCT:

(a) Products shall be made available to PRI for pickup in bulk containers (where applicable) at Genpharm's or the Manufacturer's Plant, as the case may be. PRI shall arrange for shipping and/or transportation of the Products from such Plant to PRI's Spring Valley, New York facility and pay all shipping and related costs, including insurance, and any customs duties and other taxes imposed on the importation of the Product into the Territory. Genpharm shall (or shall cause the Manufacturer to) promptly notify PRI by fax that any order (or part thereof) is available for pick-up at its or at such Manufacturer's Plant (this notice shall hereafter be referred to as the "AVAILABILITY NOTICE"). PRI shall use reasonable commercial efforts to pick up the Products that are the subject of an Availability Notice within 10 business days of receipt of the Availability Notice; provided that, if such pickup has not occurred on or



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      prior to the expiry of such 10 day period,  PRI shall, for purposes of its payment obligations to Genpharm pursuant to Sections D.1 and D.2 of Schedule "D" hereto, be deemed to have picked up the Products which are the subject of the Availability Notice on the last business day of such 10 day period. If the Products in question have not been picked up by or on behalf of PRI within 20 business days of an Availability Notice, Genpharm may, but shall not be obligated to, cause the Products to be delivered to PRI's Spring Valley, New York, facility at PRI's sole cost and expense and risk of loss and title to the Products shall pass to PRI upon pickup of the Products at Genpharm's or such Manufacturer's Plant, as the case may be, in the same manner as if the pickup had been effected by PRI itself, provided that Genpharm shall provide for the Products to be insured during transit in a commercially reasonable manner at PRI's sole cost and expense.

(b) Genpharm shall, or shall cause the Manufacturer to, supply to PRI all documentation necessary to export such Product from the jurisdiction where its Plant is located and all documentation required by PRI to import such Product into the Territory to the extent that same is available to Genpharm (or such Manufacturer) or is reasonably capable of being generated by it.

(c) Risk of loss and title to the Products shall pass to PRI upon pickup of the Product by, on behalf of, or for the account of PRI at Genpharm's or such Manufacturer's Plant as aforesaid.

(d) Products supplied by Genpharm hereunder shall have a minimum shelf life of 20 months which shall run from the date that the Availability Notice in respect of such Product is received by PRI.

C.4 CANCELLATION OF ORDER: Notwithstanding anything herein contained, if an Availability Notice in respect of any Product subject to a purchase order has not been given within 60 days following the required delivery date hereunder PRI shall be entitled to cancel such order (or portion thereof in respect of which no Availability Notice has so been given) by notice in writing to Genpharm.

C.5 Documentation to Accompany Deliveries: All deliveries of Product by or on behalf of Genpharm shall be accompanied by all documentation required under applicable law to import the Product into, and for PRI to offer the Product for sale in, the Territory including, without limitation, any quality assurance or quality control audit results and/or certifications that the Product Approval for the Product have been audited to ensure that any Product supplied hereunder has been manufactured in conformity with cGMP and applicable FDA regulations.

C.6 Assistance With Export & Import Laws: PRI and Genpharm shall provide such commercially reasonable assistance as the other may request relative to the exportation or importation of Products not expressly provided in this agreement.




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                                  SCHEDULE "D"

                           PAYMENTS, REPORTS AND AUDIT

D.1   PURCHASE PRICE:

(a) The purchase price payable by PRI for Product supplied to it by or on behalf of Genpharm shall be the aggregate of (i) the Transfer Price of such Product and (ii) the additional consideration to be paid to Genpharm pursuant to Section D.3 below in respect of Net Sales of such Product.

(b) In addition to such purchase price PRI shall pay all applicable sales tax, use tax, consumption tax, goods and services tax, value added tax or similar tax, imposts or duties levied upon the sale of the Product by Genpharm to PRI whether that tax, impost or duty is levied under the laws of the jurisdiction where the Manufacturer's Plant is located or the jurisdiction where PRI or Genpharm is located (or of any state, province, territory or other political subdivision thereof) and whether it is currently in force or comes into force after the Effective Date of this agreement.

(c) The Transfer Price shall be invoiced and all payments hereunder shall be made in U.S. dollars. Any costs or expenses which are to be paid by PRI hereunder or which were incurred by Genpharm (or a Manufacturer, as the case may be) in a currency other than U.S. dollars shall be converted into its U.S. dollar equivalent in accordance with the usual procedures therefore used by Genpharm or the applicable Manufacturer in determining its Manufacturing Costs.

D.2 INVOICING AND PAYMENT: Genpharm shall invoice PRI for the Transfer Price of the Product at the time such product is picked up or is deemed to be picked up by or on behalf of PRI as contemplated in Section C.3 of Schedule "C" hereto or within a reasonable period of time thereafter. The Transfer Price shall be due and payable within 45 days following the date of such invoice. Each shipment of Product to PRI shall constitute a separate sale, obligating PRI to pay the purchase price therefor, whether such shipment be in whole or only partial fulfilment of any order.

D.3 ADDITIONAL CONSIDERATION:

(a) As additional consideration for the Products PRI shall pay to Genpharm *** % of the Gross Profits arising out of Net Sales in the Territory by PRI or its Affiliates of Product supplied by or on behalf of Genpharm pursuant hereto, which additional consideration shall be paid to Genpharm as part of the purchase price for the Product sold and shall not be treated as a royalty or similar payment.

(b) The payment to Genpharm of its share of Gross Profits shall be made in U.S dollars. For the purposes of determining Gross Profits, any delivery costs or other expenses incurred by PRI which are relevant to the calculation of Gross Profits and which are payable or were paid in a currency other than U.S. Dollars shall be converted into their U.S. dollar equivalent based upon the rate of exchange between the currency in question and U.S. dollars as reported in the Wall Street Journal on the 2nd business day preceding the day on which any such payment on account of Gross Profits is due.


D.4  PAYMENT  OF  ADDITIONAL   CONSIDERATION  AND  ACCOMPANYING   DOCUMENTATION:
Genpharm's share of Gross Profits shall be paid by PRI to Genpharm quarterly, within 30 days following the end of each calendar quarter (being the last day of March, June, August and December in each year) with respect to Net Sales made by PRI or its Affiliates of such Products during such calendar quarter. Each such payment shall be accompanied by the following in respect of each Product supplied by or on behalf of Genpharm:

(a) a sales summary reasonably satisfactory to Genpharm showing all sales of such Product by Units (sku's) and dollars made by PRI and its Affiliates during the quarter in question;

(b) a detailed statement showing all returns, adjustments, credits, rebates and other debits and credits relevant to the calculation of Net Sales of such Product for the quarter in question together with copies of all documentation to support allowable deductions used in computing Net Sales during such quarter;

(c) a detailed statement showing Repackaging Expenses, Recall Expenses and Excess Reprocurement Costs incurred by PRI and its Affiliates and duties and taxes recovered by PRI and its Affiliates which are relevant to the calculation of Gross Profits for the quarter in question;

(d) a certificate signed by the Chief Financial Officer of PRI certifying that, to the best of his knowledge, information and belief, after reasonable investigation, the foregoing statements contemplated in (a),
      (b) and (c) above are true and correct and do not omit any material information required to be provided pursuant to this Section; and

(e) a summary of the calculation of the Gross Profits payable to Genpharm on such date.

For purposes of this agreement a sale shall be considered to have been made at the time the Product is shipped by PRI's or its Affiliate's to its customer. For purposes of computing Net Sales, all sales and other transactions between PRI and its Affiliates shall be disregarded.

D.5 ADDITIONAL INFORMATION: PRI shall provide to Genpharm and shall cause its Affiliates to provide to Genpharm, promptly following a request therefor, such additional information concerning any sales of a specific Product (including, without limitation, in respect of any sale, the date of the shipment, the name of the customer, the number of Units of the Product (by sku, if requested) sold to such customer and the invoice price charged by PRI or its Affiliates), chargebacks, credits, returns, adjustments and other credits and debits relevant to the calculation of Net Sales and Gross Profits in respect of a Product including information relating to Repackaging Expenses, Recall Expenses and Excess Reprocurement Costs incurred in or applicable to any period in respect of such Product, as Genpharm may reasonably request. Genpharm shall, or shall cause the applicable Manufacturer to, provide to PRI, promptly following a request



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therefor, such additional information concerning the calculation of the Transfer
Price of Products previously supplied to PRI hereunder as PRI may reasonably request.

D.6 INTEREST: All payments to be made to Genpharm under this agreement shall bear interest from and after the Applicable Day (as that term is defined below) until paid at the annualized rate equal to the daily (as at the close of business on each such day) prime rate as quoted from time to time by Citibank N.A., New York, New York plus 5%, compounded daily. For purposes of this Section the term "APPLICABLE DAY" shall mean:

      (i) where the payment is on account of the Transfer Price of a Product which has not been made on its due date and PRI has not on 2 or more occasions during the same calendar year failed to pay a Transfer Price to Genpharm on its due date, 30 days after the due date therefore;

      (ii)  in any other case, the due date therefore.

D.7 MAINTENANCE OF RECORDS: Each of Genpharm and PRI agrees that it shall keep (and shall cause its Affiliates to keep) complete and accurate books and records of account containing all information required for the computation and verification of all amounts on which payments hereunder are based and shall, upon reasonable written notice from the other, make such records available for examination by such other party or, at the requesting party's expense, supply copies of such records to such other party.

D.8 EXAMINATION OF RECORDS: Each of Genpharm and PRI shall have the right, upon reasonable written notice to the other, to designate an independent certified public or chartered accountant (except one to whom the other has a reasonable objection) to have access during ordinary working hours to such records as may be necessary to audit the correctness of any invoice, report or payment made under this agreement. Genpharm and PRI shall provide and shall cause its Affiliates to provide to the accountant engaged by the other full and complete access to their pertinent books and records. In the event that any accountant shall have questions which are not in his judgment answered by such books and records, the accountant shall have the right to confer with representatives of the Person whose books and records are under review including its Chief Financial Officer. If any audit under this Section D.8 shall reveal a discrepancy by more than 3% of any amount payable hereunder or $10,000.00 US, whichever is greater, the costs and expenses relating to such investigation/audit shall be borne by the party creating such discrepancy. Genpharm and PRI shall each have the right to audit such books and records of the other pursuant to this Section D.8 no more often than twice in any contract year (as hereinafter defined) unless in any of the prior 3 contract years such investigation revealed a discrepancy by more than 3% or $10,000.00 US, as aforesaid, in which case Genpharm or PRI shall have the right to audit such books and records of the other 3 times in such contract year. For the purposes hereof, a contract year shall be a period of 12 months commencing on the Effective Date of this agreement or on an anniversary thereof. Any Person whose books and records are to be audited in accordance with the foregoing may, as a condition to providing any accountant access to its books and records, require such accountant to execute a reasonable confidentiality agreement.




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D.9 SURVIVAL OF  OBLIGATION:  The obligation to make the payments and to provide the reports contemplated in this Schedule "D" and the rights of PRI and Genpharm to conduct audits or investigations pursuant to Section D.8 hereof shall survive the termination or expiration of this agreement and shall apply to all Products supplied to PRI by or on behalf of Genpharm pursuant hereto prior to the effective date of the termination or expiration of this agreement or thereafter notwithstanding that such Product may have been resold by PRI or its Affiliates to its customers after the termination or expiration of this agreement. For greater certainty, the parties acknowledge and agree that PRI shall pay to Genpharm *** % of the Gross Profit derived from Net Sale of all Products supplied by or on behalf of Genpharm to PRI pursuant to this agreement irrespective of whether such Product is resold by PRI or its Affiliate prior to or subsequent to the termination or expiration of this agreement.


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                                  SCHEDULE "E"

                          REPACKAGING AND DISTRIBUTION

E.1 PRI'S REPACKAGING RESPONSIBILITIES:

(a) PRI shall repackage and relabel the Product into finished labelled Units for sale in the Territory in an FDA approved facility and shall be solely responsible for the contents of the labels and artwork on all Units of finished labelled Product sold or otherwise released by PRI (except for information contained in such labels which are also contained on the labels of the bulk Product supplied by or on behalf of Genpharm to PRI pursuant hereto). In repackaging and relabelling the Product PRI shall comply with (i) the Specifications for such Product, (ii) applicable FDA cGMP and (iii) all other applicable rules, regulations and requirements of the FDA and any other applicable governmental or regulatory bodies, agencies and officials in the Territory relative to repackaging and labelling of the Product for sale in the Territory. All labels and all artwork concepts on all packaging material used by PRI in connection with relabelling and packaging of a Product shall be subject to the prior reasonable approval of Genpharm, provided that the approval by Genpharm of any label or artwork concept shall not relieve or otherwise affect PRI's obligations or responsibilities hereunder in relation to relabelling and packaging of the Product or arising out of the use of such labels or packaging material or the release of Product in the Territory so labelled and packaged (or impose any obligation or responsibility on Genpharm in connection with such labels or packaging material or their use or release, as aforesaid, except as expressly contemplated above with respect to the contents of information contained on the labels which was provided by or on behalf of Genpharm).

(b) Genpharm shall, or shall cause the Manufacturer to, supply to PRI all information and data relating to a Product which it is obligated to provide to PRI and its Affiliates as a repackager and relabeller of such Product pursuant to applicable laws. Genpharm shall, or shall cause the Manufacturer to, deliver to PRI, upon reasonable request of PRI, a copy of all correspondence which it receives from or forwards to the FDA or other regulatory authority with respect to a Product following receipt of its Product Approval therefor provided that such correspondence does not contain Confidential Information of Genpharm or such Manufacturer which it desires to maintain confidential and which it is not obligated by law to disclose to PRI.

E.2 PRI'S OBLIGATION RE MARKETING: PRI shall use reasonable best commercial efforts (utilizing its marketing, distribution and management systems and those of its Affiliate) to develop a market for the Products in the Territory and to actively and continuously promote the sale of the Products in the Territory, such efforts shall be not less than those used by PRI and its Affiliates to promote the sale of other products which they market. PRI shall be solely responsible for advertising and promotion of the Product and shall comply with all applicable laws, rules and regulations in that regard including, without limitation, applicable FDA regulations and guidelines.


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E.3 PRICING: PRI shall have sole discretion in setting the price for the sale of the Products in the Territory, provided that it shall not discount the price of any Product to enhance the sale of PRI's or any of its Affiliates' Other Products (as that term is defined below) or use any Product as a loss leader or incentive to procure the sale of PRI's or any of its Affiliates' Other Products (including, without limitation, through tied or bundled sales). Rebate and other discount programs (excluding any pricing programs where the price of the Product is discounted to enhance the sale of PRI's or any of its Affiliates' Other Products or where a Product is used as such loss leader or incentive or to procure the sale of PRI's or its Affiliates' Other Products) generally available to PRI's or its Affiliates' customers in connection with the purchase of pharmaceutical products shall not be prohibited by this Section. Any discounts to a price below what is reasonably necessary to secure sales of any Product or discounts that are used to secure sale of Other Products of PRI's or its Affiliate's (through bundled sales or otherwise) will be fully absorbed by PRI out of its share of Gross Profits in relation to the Product or will be charged to those Other Products of PRI or its Affiliates that are in the product bundles, as the case may be, and will not directly or indirectly reduce Genpharm's share of Gross Profits hereunder. For purposes of this Section E.3, the term "OTHER PRODUCTS" shall mean pharmaceutical products sold, marketed and distributed by PRI or its Affiliates other than the Products.

E.4  STORAGE AND  HANDLING  BY PRI:  PRI shall  ensure  that all  Products  made available to it by or on behalf of Genpharm pursuant to this agreement are transported, received, handled, stored and delivered in accordance with the Specifications for the Product applicable thereto and applicable cGMP and other FDA requirements (and the requirements of all other applicable governmental or regulatory bodies, agencies or affiliates in the Territory) so that such Products do not become adulterated or otherwise cease to meet their Specifications as a result of any acts or omissions of PRI, its Affiliates, and their respective agents, employees, transporters or those for whom PRI or its Affiliates are responsible.

E.5 RELEASE OF PRODUCT BY PRI: PRI shall conduct or cause to be conducted such quality control tests as it deems necessary or as are required by law (including any rules, regulations and requirements of the FDA and the requirements of all other applicable governmental or regulatory body, agency or officials in the Territory) prior to sale or other release of a Product in the Territory.

E.6 CREDIT RISKS: PRI shall assume sole responsibility for all credit risks and collections of receivables in respect of Products sold by it or its Affiliates in the Territory and in respect of all dealings between PRI or its Affiliates and its customers and any third parties from whom PRI and/or its Affiliates sources any goods and services required by it in connection with repackaging, labelling, transporting, storing, promoting, marketing, selling or delivering the Product.

E.7 REPACKAGING AND MARKETING EXPENSES: For greater certainty, PRI acknowledges and agrees that it shall be solely responsible for all costs and expenses incurred by it or its Affiliates in connection with relabelling, packaging, promoting, marketing and selling the Products in the Territory (or otherwise performing its obligations hereunder) without any right to recover same directly or indirectly from Genpharm (save and except for partial recovery of permitted



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listing fees and other similar  payments  contemplated  in Paragraph (iv) of the definition "Net Sales" and Repackaging Expenses through the calculation and sharing of Gross Profits hereunder).



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                                  SCHEDULE "F"

                         PRODUCT REJECTIONS AND RETURNS

F.1   PRODUCT REJECTION:

(a) Within 35 days from the date of receipt of each delivery of Product PRI shall inspect the Product (PRI hereby acknowledging that its failure to inspect shall not release it from the obligations it would otherwise have had it conducted an inspection as herein contemplated, or provide it with additional rights). PRI shall advise Genpharm in writing (a "REJECTION NOTICE") if a shipment of Product is not in conformity with Genpharm's obligations hereunder or is otherwise defective, provided, however, that PRI's failure to advise Genpharm in a timely manner that a shipment of Product does not conform shall not prejudice PRI's right to reject or return the Product if the defect or other non-conforming condition which justifies rejection or return could not have been detected by PRI's inspection in accordance with cGMP standards. If PRI delivers a Rejection Notice in respect of all or any part of a shipment of Product, then Genpharm and PRI shall have 60 days from the date of Genpharm's receipt of such notice to resolve any dispute regarding whether all or any part of such shipment of Product fails to conform with the Product Specifications or is otherwise defective. Disputes between such parties as to whether all or any part of a shipment rejected by PRI conforms with Product Specifications not resolved in the 60 day period shall be resolved by an independent testing laboratory or a consultant (if not a laboratory analysis issue), the cost of which shall be paid by the party least successful in such dispute.

(b) In the event any Product is appropriately rejected by PRI (being Product which does not satisfy the Product warranty contemplated in Section B.5 of Schedule "B" hereto as a result of any act by or omission of Genpharm or the Manufacturer), Genpharm shall replace such Product with conforming goods within 16 weeks or, if requested by PRI, provide a credit to PRI for the Transfer Price previously paid by PRI to Genpharm on account of the Product in question, and for all transportation and insurance costs, duties, taxes and fees paid or payable by PRI to import and deliver the Product in question from Genpharm's or the Manufacturer's Plant, as the case may be, to PRI's facility in Spring Valley, New York. The credit shall be provided immediately following the expiry of the period during which Genpharm may dispute a Rejection Notice as contemplated in Subsection (a) above (unless the Rejection Notice is disputed by Genpharm, in which event such credit shall only be given upon resolution of the dispute). Replacement Products shall be delivered to PRI at no cost to PRI if PRI has already paid for the rejected Products and not received a credit therefor, as aforesaid.

(c) For purposes of Section H.2 of Schedule "H" hereto, once a Product is rejected by PRI, PRI's obligation to pay for such Product shall be suspended until such time as it is determined:

      (i) by the independent laboratory or consultant that the Product should not have been rejected by PRI; or


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      (ii)  by the parties or by any arbitration conducted pursuant hereto or by a final order of a court of competent jurisdiction (which is not subject to further appeal) that no act by or omission of Genpharm or the Manufacturer was the cause of the problem.

F.2   PRODUCTS RETURNS:

(a) Notwithstanding the provisions of Section F.1 above, Genpharm shall accept the return of any Product which is returned to PRI by its customers because of defects (including failure to meet the Product's Specifications) which are due to any act or omission of Genpharm. In the event of such an accepted return, Genpharm shall provide a credit to PRI for the Transfer Price paid by PRI to Genpharm for the returned Product and all transportation and insurance costs and custom duties, taxes and fees paid by PRI upon the importation and delivery of such Product from Genpharm's or the Manufacturer's Plant, as the case may be, to PRI's facility in Spring Valley, New York (or an allowance on account thereof) or, at PRI's request, shall make available to PRI, without charge, replacement Product within a period of 16 weeks. At PRI's option, and with the consent of Genpharm, which shall not be unreasonably withheld, PRI may destroy any Product returned to it.

(b) Any return of Product accepted by PRI from its customers in the ordinary course of business, including without limitation, Product returned as defective due to acts or omissions attributable to PRI, its Affiliates or their respective agents or employees, shall be treated as returns for the purpose of calculating Net Sales so that when PRI next calculates the share of Gross Profits payable to Genpharm in respect of the Product in question, it shall not include (if the sale of the returned Product was not previously included in a prior reporting period) or it shall deduct from Net Sales (if previously included in respect of a prior reporting period), as the case may be, an amount equal to the Gross Profit attributable to returned Product, it being the intention of Genpharm and PRI that no share of Gross Profit shall be paid or payable to Genpharm in respect of the sale of a returned Product.

(c) In the event any Product is returned to Genpharm by its customers because the Product is alleged to be defective and PRI believes that such defect is due to an act or omission of Genpharm or the Manufacturer, PRI shall notify Genpharm within a reasonable period of any such return and shall provide or make available to Genpharm (or, at Genpharm's direction, the Manufacturer) such samples (if available) and other information concerning the returned Product available to PRI or its Affiliate so as to allow
      Genpharm (or such Manufacturer) to test and evaluate the allegedly defective Product. PRI shall retain a sufficient number of samples of the allegedly defective Product so that additional samples are available at a later date should additional testing be required by an independent testing laboratory or consultant as contemplated in Subsection (d) below, or by PRI or by Genpharm (or such Manufacturer) for their own purposes. If not enough samples exist to be so divided, then PRI and Genpharm shall confer and reach agreement as to the handling of any available samples.


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(d)   Genpharm shall complete its review and evaluation of the returned Products
      (or cause the Manufacturer to complete such review and evaluation) within 20 business days of receiving the returned Products from PRI or such longer period of time as may be reasonable in the circumstances to enable Genpharm (or such Manufacturer) to conduct or cause to be conducted such tests, studies or investigations (and to receive the results therefrom) as may be required to confirm or dispute the existence of the problem or to identify the cause or source thereof. If Genpharm asserts that the returned Product satisfies the Product Manufacturing Requirements or that the defect is not due to any act or omission of Genpharm or the Manufacturer, representative samples of the Product shall be submitted to a mutually acceptable independent testing laboratory or consultant (if not a laboratory analysis issue) for analysis or review, the costs of which shall be paid by the party against whom the discrepancy is resolved. If it is determined by the independent laboratory or consultant that the returned Product does not satisfy the Product warranty contemplated in Section B.5 of Schedule "B" hereto and that such failure is due to any act by or omission of Genpharm or the Manufacturer, then the replacement Product in respect of the returned Product shall be delivered to PRI without charge or appropriate credit (or allowance) shall be given therefor as contemplated in Subsection F.2(a) above.

F.3 EXCLUSIVE REMEDY: Subject to Section G.1 and G.2 of Schedule "G" hereto and to its rights, if any, to recover expenses associated with a Recall as herein contemplated, PRI hereby acknowledges and agrees (on its own behalf or on behalf of its Affiliates) that the sole remedy for Genpharm's failure to supply Product in accordance with the provisions of this agreement (unless such failure is wilful or due to gross negligence of Genpharm or the Manufacturer, if applicable) shall be to require Genpharm to replace the Product that does not meet such Product's warranty hereunder with conforming goods within the time periods hereinbefore contemplated or to provide PRI with a credit in the amount contemplated in this Schedule "F" and that Genpharm (and its Affiliates) shall not be liable to PRI for consequential or incidental damages including, without limitation, loss of profits or prospective profits of any kind (and that neither PRI nor any of its Affiliates shall have any rights or recourse whatsoever against the Manufacturer, all of which rights and recourses, if any, are herein waived and released); provided that in the event that Genpharm fails to supply Product (or replacement Product) to PRI in accordance with its obligations hereunder and, as a result of such failure, a customer of PRI or its Affiliate is entitled to cancel an order for such Product from PRI or its Affiliate and to source a Competing Product from an alternate source (being a Person other than PRI or any of its Affiliates) and to require PRI or its Affiliate to pay to such customer the reasonable excess reprocurement costs incurred by such customer, then Genpharm's responsibility shall be limited to reimbursing PRI for *** % of such excess reprocurement costs actually paid or credited by PRI or its Affiliate to its customer (such costs being the difference between the landed cost to such customer of such Competing Product over and above the sale price of the Product in question from PRI to such customer [the "EXCESS REPROCUREMENT COSTS"]).

F.4 RETURN POLICY: Other than Product which have been appropriately rejected by PRI pursuant to Section F.1 above or returned Product as contemplated in


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Subsection  F.2(a) above, PRI shall not have the right to return to Genpharm any
Product purchased by it without Genpharm's prior written consent.

F.5 SURVIVAL OF PROVISIONS: The provisions of this Schedule "F" shall survive the termination or expiration of this agreement.



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                                  SCHEDULE "G"

                     DAMAGES, INDEMNIFICATION AND INSURANCE

G.1 LIMITATION RE CLAIMS: Subject to the limitations set forth in this Section G.1, PRI and Genpharm covenant and agree to indemnify, save harmless and compensate the other (and its Affiliates, for whose benefit such other party shall hold the benefit of this provision in trust) from, against or for, as the case may be, any and all claims, demands, actions, causes of action, suits, proceedings, judgements, damages, expenses (including reasonable attorney's fees and expenses), losses, fines, penalties and other similar assessments, as the case may be, (the "DAMAGES") relating to or arising out of a breach by Genpharm or PRI, as the case may be, of any of the representations, warranties, covenants or agreements herein; provided that, except where the breach arises out of the representation or warranty being intentionally false or inaccurate or constitutes a wilful material breach by Genpharm or PRI of its duties or obligations hereunder or an act or omission constituting gross negligence, the claim of the aggrieved party for Damages arising out of the breach shall be limited to claiming the amounts owing or payable to it in accordance with the provisions of this agreement and any out of pocket costs and expenses (including amounts paid or payable by it to third parties, other than Excess Reprocurement Costs [except to the extent contemplated in Section F.3 of Schedule "F" hereto]) which it has incurred and the aggrieved party shall not be entitled to recover from the defaulting or breaching party any lost profits or consequential or punitive damages, including loss or damage to its goodwill or reputation.

G.2 THIRD PARTY CLAIMS: In the event that the sale or other release in the Territory by PRI or its Affiliates of any Product supplied by or on behalf of Genpharm to PRI pursuant to this agreement results in a third party claim:

(a) to the extent that the Damages awarded or incurred relate to or arise out of the manufacturing, testing, bulk packaging, labelling (if applicable), storage or handling of a Product by Genpharm or a Manufacturer or any other act by or omission of Genpharm, a Manufacturer or any other Persons for whose acts or omissions they are responsible at law Genpharm shall be responsible therefor and shall defend, indemnify and hold harmless PRI and its Affiliate from and against all such Damages; and

(b) to the extent that the Damages awarded or incurred relate to or arise out of transporting, receiving, manufacturing (if applicable), repackaging, labelling (if applicable), testing, storage, handling, use, marketing, distribution, sale or delivery of a Product by PRI or its Affiliates or any other act by or omission of PRI, any of its Affiliate or any other Person for whose acts or omissions they or any one or more of them is responsible at law, PRI shall be responsible therefor and shall defend, indemnify and hold harmless Genpharm and its Affiliates from and against all such Damages;

Upon the assertion of any third party claim against Genpharm or PRI (or their respective Affiliates) that may give rise to right of indemnification under this agreement, the Person claiming a right to indemnification (the "INDEMNIFIED PARTY") shall give prompt notice to the Person alleged to have the duty to indemnify (the "INDEMNIFYING PARTY") of the existence of such claim (provided


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that the  failure to give such  notice in timely  fashion  shall not release the
Indemnifying Party of its obligations of indemnification hereunder except to the extent that the Indemnifying Party has been prejudiced thereby) and shall give the Indemnifying Party reasonable opportunity to control, defend and/or settle such claim at its own expense and with counsel of its own selection; provided, however, that the Indemnified Party shall, at all times, have the right to fully participate in such defense at its own expense with separate counsel and, provided that both parties to the extent that they are not contractually or legally excluded therefrom, or otherwise prejudiced in a legal position by so doing, shall co-operate with each other and with their respective insurers in relation to the defense of such third party claim. The Indemnifying Party shall consult with the Indemnified Party with respect to settlement of any claim. The Indemnifying Party shall have the right to settle any claim without the consent of the Indemnified Party, provided that the Indemnified Party is unconditionally released from such claim and it is not otherwise prejudiced by the terms of settlement. In the event the Indemnifying Party elects to defend such claim, the Indemnified Party may not settle such claim without the prior written consent of the Indemnifying Party. If the Indemnifying Party shall, within a reasonable time after such notice has been given, fail to defend, compromise or settle such
claim,  (or  thereafter  fails  to  diligently   defend  such  claim)  then  the
Indemnified  Party  shall have the right to defend,  compromise  or settle  such
claim   without   prejudice   to  its  rights  of   indemnification   hereunder.
Notwithstanding the foregoing, in the event of any dispute with respect to indemnity hereunder, each party shall be entitled to participate in the defence of such claim and to join and implead the other in any such action.

G.3 INSURANCE: Each of PRI and Genpharm shall (and shall cause their respective Affiliates, as required, to) during the term of this agreement and for a period of not less than 36 months following the termination of this agreement, carry or be subject to coverage under (as a named insured) product liability insurance (including blanket contractual liability) in an amount of not less than $10 Million U.S. combined single limit, which insurance will be written on an occurrence policy form with an insurance carrier reasonably acceptable to the other party. Each of Genpharm and PRI shall, at the request of the other, provide evidence to such requesting party of compliance with its insurance obligations (and those of its Affiliate) under this Section and evidence of renewals of any such policy, from time to time.

G.4 SURVIVAL: The provisions of this Schedule "G" shall survive termination or expiration of this agreement.


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                                  SCHEDULE "H"

                              TERM AND TERMINATION

H.1 TERM: The initial term of this agreement shall commence on the Effective Date and, for each particular Product, shall terminate on the 10th anniversary of the date upon which Genpharm or its Affiliate receives the Product Approval for such Product, unless earlier terminated in accordance with the provisions of this agreement. Thereafter, this agreement shall, in respect of such Product, automatically renew from year to year unless PRI or Genpharm gives written notice of termination to the other at least 180 days prior to the expiration of the initial term or any renewal term, as the case may be, subject to earlier termination as provided in this agreement.

H.2 PAYMENT AND REPORTING DEFAULTS: Genpharm may, by notice in writing to PRI, terminate this agreement or, at its option, terminate this agreement in respect of the particular Product or Products to which the default herein contemplated relates, if PRI fails to pay to Genpharm any amount payable by it to Genpharm hereunder as and when the same shall have become due and payable or shall have failed to deliver (or caused to be delivered, as the case may be), in timely fashion, the reports or information contemplated in Sections D.4 or D.5 of Schedule "D" hereto and in either case, such breach shall have continued unremedied for a period of 15 business days after written notice of such breach has been given by Genpharm to PRI; provided that PRI shall not have the right to such 15 business day grace period within which to cure such default and Genpharm shall have the immediate right to terminate the agreement for such breach if PRI shall have previously breached Section D.4 or D.5, or failed to remit any sums of at least $100,000.00 to Genpharm when due, in the aggregate, three times in the 12 month period immediately preceding the default in question. In the event that PRI has been given notice pursuant to this Section H.2 and it disputes the alleged breach, the dispute shall be submitted to arbitration pursuant to Schedule "K" hereto and this agreement shall continue in full force until such time as the arbitrator renders his decision. Termination of this agreement pursuant hereto shall be without prejudice to any other right or remedy which Genpharm may have against PRI arising out of the breach in question including the right to obtain compensation for its damages (provided that such right shall be subject to the limitations set forth in Schedule "G" hereto).

H.3 MATERIAL BREACH: Subject to the provisions of Section H.2 above, Genpharm or PRI may, by notice in writing to the other, terminate this agreement or, at its option, terminate this agreement in respect only of those Products to which the default in question relates, if such other party shall have breached any of its material duties or obligations under this agreement and such default continues unremedied for a period of 60 days following receipt of notice of such default (or, if such default is capable of being remedied but is not reasonably capable of being remedied within such 60 day period, such longer period of time as is reasonable in the circumstances, not exceeding 90 days in the aggregate, provided that the defaulting party has, within such 60 day period, commenced and thereafter actively and diligently pursues the remedying of such default). In the event that a party has been given notice pursuant to this Section H.3 and such party disputes the alleged breach, the dispute shall be submitted to arbitration pursuant to Schedule "K" hereto and this agreement shall continue in full force until such time as the arbitrator renders his decision. The


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arbitrator shall determine whether or not there has been a breach and/or whether or not the same has been remedied within the required cure period. Termination of this agreement pursuant hereto shall be without prejudice to any other right or remedy the party terminating this agreement may have against the defaulting party arising out of the breach in question including the right to obtain compensation for its damages (provided that such right shall be subject to the limitations set forth in Section G.1 of Schedule "G" hereto).

H.4 EVENTS OF DEFAULT: Genpharm shall have the right to terminate this agreement upon written notice to PRI in the event that any one or more of the following events shall become applicable to PRI or any of its Affiliates to whom any material duty or obligations of PRI hereunder has been delegated or assigned and PRI may terminate this agreement in the event that any one or more of the following events shall become applicable to Genpharm or, at its option, may terminate this agreement in respect only to those Products which are being manufactured by a Manufacturer (other than Genpharm) if any of the following events shall become applicable to a Manufacturer (PRI, its Affiliate, Genpharm or the Manufacturer affected by such event being referred to as the "PARTY"):

      (i)   an order is made or a  resolution  or other  action of such Party is
            taken  for  the  dissolution,   liquidation,  winding  up  or  other
            termination of its corporate existence;

      (ii) the Party commits a voluntary act of bankruptcy, becomes insolvent, makes an assignment for the benefit of its creditors or proposes to its creditors a reorganization, arrangement, composition or readjustment of its debts or obligations or otherwise proposes to take advantage of or shelter under any statute in force in the United States or in the governing jurisdiction of such Party for the protection of debtors;

      (iii) if any proceeding is commenced with respect to a compromise or arrangement, or to have such Party declared bankrupt or to have a receiver appointed in respect of such Party or a substantial portion of its property and such proceeding is not fully stayed or dismissed within 30 days after such commencement;

      (iv) a receiver or a receiver and manager of any of the assets of such Party is appointed and such receiver or receiver and manager is not removed within 30 days of such appointment; or

      (v)   such Party ceases or takes steps to cease to carry on its business.

H.5 INELIGIBLE PERSON: Genpharm or PRI may terminate this agreement in respect of a Product upon 30 days prior written notice to the other party if such party (otherwise than by reason of a breach of its obligations hereunder in respect of such Product) is legally prohibited from performing its obligations hereunder or becomes (or, in case of PRI, its Affiliates become and in the case of Genpharm, a Manufacturer thereof becomes) an Ineligible Person in respect of such Product (and, where the party purporting to terminate this agreement is also the party prohibited from performing or it or its Affiliate as hereinbefore contemplated is the Ineligible Person, it [or such Affiliate, as the case may be], has made



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diligent best efforts to remove the  prohibition  or its status as an Ineligible
Person) and such prohibition or status as an Ineligible Person has continued uninterrupted for a period of 120 days.

H.6 FORCE MAJEURE: Either party may terminate this agreement with respect to a particular Product materially affected by an event of Force Majeure in accordance with the provisions of Section L.2 of Schedule "L" hereto (but this agreement shall continue in respect of the other Products which remain subject to this agreement and which are not effected by such Force Majeure event).

H.7 PRICE EROSION: Either Genpharm or PRI may terminate this agreement in respect of a particular Product (the "Specific Product") on 120 days prior written notice to the other party if, in any calendar year, the Gross Profits derived from Net Sale of such Specific Product is less than 20% of the Gross Sales of the Specific Product during such period.

H.8 MINIMUM THRESHOLD SALES: If, with respect to a Product:

      (i) in the first 12 month period (such period being herein referred to as the "PERIOD") commencing on the date (the "COMMENCEMENT DATE") which is the 2nd business days immediately following the date upon which the first Availability Notice (as contemplated in Subsection C.3(a) of Schedule "C" hereto) is given to PRI hereunder in respect of such Product, the aggregate Net Sales of such Product for such Period is less than the Threshold Amount applicable thereto; or

      (ii) in any subsequent 12 month period (a "SUBSEQUENT PERIOD") commencing on the anniversary of the Commencement Date the aggregate number of Units of such Product sold (excluding, for greater certainty, free goods) by PRI and its Affiliates in such Subsequent Period (and included in the Net Sales of such Product for such Subsequent Period) is, without reasonable justification (having regard to such factors as, by way of illustration only but without limitation, the Market Factors [as defined below]) less than 70% of the Units of such Product sold (excluding, for greater certainty, free goods) by PRI and its Affiliates during the Period;

and the shortfall in sales cannot be attributable primarily to the fault of Genpharm, then Genpharm shall have the right to terminate this agreement in respect of such Product upon 90 days prior written notice to PRI. For purposes of this Section, the term "MARKET FACTOR" means:

      (A) the introduction into the Territory of a Competing Product or additional Competing Products during that or a preceding Subsequent Period which had a material adverse effect on the market share of PRI and any other manufacturers and distributors who were at the time of such introduction marketing Competing Products in the Territory;

      (B) a significant price erosion relating to the Product and Competing Products as a result of market forces resulting in a decision by PRI, acting reasonably, not to seek additional and less profitable



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            sales of such Product  merely to increase Unit sales of such Product at the expense of Gross Profit;

      (C) the introduction into the Territory of new branded products which materially adversely affected the market for such Product and Competing Products, if any, in the Territory during that or a preceding Subsequent Period;

      (D) the introduction into the Territory of a product which has the same active ingredient and is for the same indication as such Product but which is in a different dosage form and which materially adversely affected the market for such Product and Competing Products, if any, in the Territory in that or a preceding Subsequent Period;

      (E)   Force Majeure (as defined in Section L.2 of Schedule "L" hereto).

H.9 NON-COMPETE OBLIGATION OF PRI: If Genpharm terminates this agreement (or terminates this agreement in respect of a particular Product or Products only) pursuant to Section H.2, H.3 or H.8 hereof or if PRI terminates this agreement pursuant to Section H.7 hereof, PRI shall not (and shall not authorize, cause, permit or suffer any of its Affiliates to) directly or indirectly, manufacture, purchase, sell or distribute in the Territory any Competing Products to any Product(s) as to which this agreement has been so terminated for a period of 24 months following the effective date of such termination.

H.10 NON-COMPETE OBLIGATION OF GENPHARM: If PRI terminates this agreement (or terminates this agreement in respect of a particular Product or Products only) pursuant to Section H.3 hereof or if Genpharm terminates this agreement pursuant to Section H.7 hereof, Genpharm shall not (and shall not authorize, cause, permit or suffer any of its Affiliates to) directly or indirectly, sell or distribute such Product(s) in the Territory for a period of 24 months following the effective date of such termination.

H.11 PURCHASE OF MATERIALS AND STOCK: Upon termination of this agreement by PRI (or termination of this agreement by PRI in respect of certain Products only) pursuant to Sections H.3 or H.5 (as a result of Genpharm or a Manufacturer becoming an Ineligible Person or being legally prohibited from performing its obligations hereunder), Genpharm shall, at the request of PRI, repurchase all such Products in respect of which this agreement has so terminated which were supplied by it or on its behalf and which are then in the possession, custody or control of PRI and available for sale (and which have not been adulterated or damaged since they were picked up by the carrier at Genpharm's or a Manufacturer's Plant for delivery to PRI and which remain qualified for sale in the Territory) and all packaging material in the possession, custody or control of PRI which were specifically acquired by PRI for the Products in question and which cannot be used by PRI or its Affiliates for any other products sold by any of them, at the landed cost to PRI of such Products and materials (determined in accordance with generally accepted accounting principles), which purchase price shall be paid within 30 days following delivery of such products and materials by PRI to the carrier for delivery to Genpharm. Genpharm shall also pay all transportation costs associated with shipping or transporting the repurchased Product or materials to Genpharm or to such other place as Genpharm may require.

              CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
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                         ASTERISKS DENOTE SUCH OMISSION

H.12 SURVIVAL: Any cause of action for breach of contract shall survive the termination or expiration of this agreement. The termination or expiration of this agreement shall not affect any right or obligation of Genpharm or PRI existing prior to the effective date of termination or expiration and which is by expressed hereunder to survive termination. Termination or expiration of this agreement shall not affect any right, duty or obligation arising pursuant to
Section I.3, I.4, I.5, I.6 or I.7 hereof or Schedules "D", "F", "G" or "J" hereto (which shall survive termination).

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                         ASTERISKS DENOTE SUCH OMISSION

                                  SCHEDULE "I"

                   REGULATORY MATTERS AND ACCESS TO FACILITIES

I.1 ACCESS TO GENPHARM'S AND MANUFACTURER'S FACILITIES: PRI shall have the right, upon reasonable advance written notice to Genpharm, to inspect each Plant where a Product is being manufactured or stored to monitor compliance by Genpharm and the Manufacturer with the Product Manufacturing Requirements and to otherwise confirm that the Product is being manufactured, and that Genpharm is operating in compliance with the provisions of this agreement in all material respects. Genpharm shall have the right to have its representatives and/or those of its Affiliate present throughout such inspections. PRI shall promptly notify Genpharm of any non-compliance at such Plant determined through an inspection herein contemplated and upon receipt of such notice, Genpharm shall, or shall cause the applicable Manufacturer to, promptly and diligently rectify any non-compliance and implement appropriate procedures with a view to avoiding repetition of such non-compliance prior to commencing or continuing to manufacture the Product(s) in question. Genpharm shall, or shall cause each Manufacturer to, promptly notify PRI, in writing, of any circumstances relating to its Plant that may affect the quality of the Product being manufactured thereat.

I.2 ACCESS TO PRI'S STORAGE FACILITIES: Genpharm shall have the right (through its own representatives and/or by representatives of a Manufacturer), upon reasonable advance notice to PRI, to inspect PRI's and its Affiliate's manufacturing and warehouse facilities which are used to receive, repackage, label, store or handle any Product to ensure compliance with the provisions of this agreement including, without limitation, that the Products are being received, repackaged, labelled, stored and handled in accordance with the Specifications for the Product relating thereto and applicable laws and regulations (including FDA cGMP guidelines) and to otherwise ensure that the Products do not become adulterated or otherwise cease to meet their Specifications as a result of any acts by or omissions of PRI, its Affiliates and their respective agents and employees or those for whom they are at law responsible. PRI shall have the right to have its representatives or those of its Affiliate present throughout such inspection. Genpharm shall promptly notify PRI of any non-compliance determined through an inspection herein contemplated and, upon receipt of such notice, PRI shall promptly and diligently rectify or cause the rectification of any non-compliance and implement or cause the implementation of appropriate procedures with a view to avoiding repetition of such non-compliance. PRI shall promptly notify Genpharm, in writing, of any circumstances relating to its facilities or those of its Affiliates where any of the Products are received, repackaged, labelled, stored or handled that may affect the quality of any Product.

I.3 DETENTION OF TECHNICAL RECORDS AND SAMPLES: Each of Genpharm and PRI shall keep, or cause its Affiliates to keep, as required, such samples and such records (or copies thereof) in respect of the Products being manufactured, supplied or distributed by it as are required by the applicable Product Manufacturing Requirements and/or applicable law for such period of time as may be required thereunder. PRI shall permit and shall cause its Affiliates to permit Genpharm and the Manufacturers to have access to such samples and original records as are required to be maintained by PRI at all reasonable times



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                         ASTERISKS DENOTE SUCH OMISSION

upon prior reasonable notice and shall, upon written request, promptly provide Genpharm (or any Manufacturer, as directed by Genpharm) with a copy of all such records.

I.4 CO-OPERATION RE PRODUCT SAFETY: Genpharm and PRI shall promptly advise the other of any safety or toxicity problem of which such party or its Affiliate becomes aware regarding a Product being manufactured, supplied or distributed by it, intermediates or other ingredients or processes used in the manufacture such Product.

I.5 FDA Correspondence: Following receipt of a Product Approval for a Product Genpharm and PRI shall provide the other (and Genpharm shall cause each Manufacturer to provide PRI) with a copy of any correspondence or notices received by such party from the FDA relating to or referring to such Product within 10 days of receipt and a copy of any response to any such correspondence or notices with 10 days of making a response.

I.6 Customer Complaints:

(a)   PRI shall notify Genpharm and each Manufacturer, as applicable:

      (i) of any customer complaints or alleged adverse drug experiences ("ADE") relating to a Product promptly following their receipt by PRI or any of its Affiliates (but in any event within 5 days of receipt thereof, except in the case of a Serious ADE [as defined below] in which event PRI shall notify Genpharm and the Manufacturer of same within 24 hours, which latter notification shall be by telephone with a facsimile confirmation immediately following); or

      (ii) of any FDA complaints or complaints of any other governmental or regulatory body, agency or official in the Territory within 48 hours, except on weekends and holidays.

      For purposes of this agreement "SERIOUS ADE" shall mean an adverse event which gives rise to one or more of the following: death, threat to life, new or prolonged in-patient hospitalization, permanent or significant disability or incapacitation, overdose, cancer or congenital abnormality or serious laboratory abnormality which is thought by the reporting physician to be serious or associated with relevant clinical signs or symptoms. Genpharm shall, or shall cause the applicable Manufacturer to, notify PRI in the manner and within the time periods hereinbefore contemplated of any ADE or FDA complaint (or of the complaint of any governmental body, agency or official in the Territory) relating to such Product in respect of the Territory following their receipt by Genpharm or such Manufacturer.

(b) Genpharm shall be responsible for filing or causing the Manufacturer to file any necessary complaint report required by the FDA in accordance with applicable FDA regulations.

(c) To enable Genpharm or the Manufacturer to respond to any requirements of the FDA in connection with a complaint or ADE, PRI agrees to investigate and respond in writing to any complaint or ADE forwarded to it by or a

      Manufacturer promptly and, in no event, later than 30 days after receipt of the ADE or complaint from Genpharm or a Manufacturer. In addition, PRI shall provide Genpharm and the applicable Manufacturer with a copy of any correspondence, reports, or other documents relating to a complaint or ADE received by PRI or its Affiliate relating to the Product promptly of the receipt thereof and shall also provide to Genpharm (and such Manufacturer) PRI's response thereto within a reasonable period following generation of such document by PRI. Upon the request of Genpharm, PRI shall use reasonable commercial efforts to retrieve and shall cause its Affiliates to use reasonable commercial efforts to retrieve such samples of the Product which are the object of a complaint or ADE to enable Genpharm and/or the applicable Manufacturer to conduct such tests, studies and investigations as it determines to be necessary to respond to such ADE or complaint or to take appropriate corrective action.

I.7   RECALLS:

(a) In the event that Genpharm or a Manufacturer shall be required (or shall voluntarily decide) to initiate a recall, product withdrawal or field correction of any Product (a "RECALL"), whether or not such Recall has been requested or ordered by the FDA (or any other governmental body, agency or official having jurisdiction in the Territory) or by a court, Genpharm shall, or shall cause the applicable Manufacturer to, notify PRI and PRI shall fully co-operate and shall cause its Affiliates to fully co-operate with Genpharm (and such Manufacturer) in notifying their customers to return all such Product and shall follow any other instructions provided by Genpharm (or such Manufacturer).

(b) In the event that PRI believes that a Recall may be necessary and/or appropriate, prior to taking any action PRI shall immediately notify Genpharm and the applicable Manufacturer and Genpharm and PRI shall co-operate and cause their respective Affiliates to co-operate with each other (and the other's Affiliate) in determining the necessity and nature of the action to be taken.

(c) With respect to any Recall, Genpharm or the Manufacturer shall make all contacts with the FDA and shall be responsible for co-ordinating all of the necessary activities in connection with such Recall and PRI (and its Affiliates) and Genpharm (and its Affiliate) shall each co-operate with the other (and with the other's Affiliate) in recalling the affected Product.

(d) In the event that it is determined by agreement of the parties or by arbitration as herein contemplated that a Recall results solely from any cause or event arising from the manufacture, labelling, storage, handling, or packaging of the Product by Genpharm or a Manufacturer or other cause or event attributable to Genpharm or a Manufacturer, Genpharm shall be responsible for all expenses of such Recall. In the event that it is determined by agreement of the parties or by arbitration as herein contemplated that a Recall results solely from any cause or event arising from the transportation, manufacturing (if applicable), repackaging, labelling, storage, handling, marketing or distribution of the Product by PRI or any of its Affiliates or other cause or event attributable to PRI or any of its Affiliates, PRI shall be responsible for all expenses of such Recall. If:

      (i) within 60 days of the initiation of a Recall, the parties are unable to agree that the cause of such Recall was solely the responsibility of PRI or its Affiliates or Genpharm or a Manufacturer as hereinbefore contemplated; or

      (ii) an arbitrator pursuant to an arbitration initiated by one of the parties in respect of such Recall within the 60 day period contemplated in (i) above, determines that the cause of such Recall was not solely the responsibility of PRI or its Affiliates or of Genpharm or a Manufacturer as hereinbefore contemplated;

      then PRI shall initially pay or reimburse Genpharm and its Affiliates, as the case may be, for the expenses of the Recall but shall be entitled to recover from Genpharm *** % of the expenses so incurred through deductions to and sharing of Gross Profits.

(e) For purposes of this agreement, Recall expenses shall include, but not be limited to, the expenses of notification and destruction or return of the recalled Product, as the case may be, and PRI's (and its Affiliates') and Genpharm's and its Affiliates' reasonable out-of-pocket costs in connection with such Recall including but not limited to reasonable attorney's fees and expenses and credits and recall expenses claimed and paid to customers (the "RECALL EXPENSES"). Each of the parties shall use, and shall cause its Affiliates to use, its reasonable best efforts to minimize the Recall Expenses which it incurs and shall provide to the other, upon request, reasonable evidence of the out-of-pocket expenses being claimed by it. The direct out-of-pocket costs and expenses of the Recall contemplated above shall not include the gross amount invoiced by PRI or its Affiliates to the customers on the sale of the Product recalled, which amount shall be dealt with in accordance with the provisions of Section F.2 of Schedule "F" hereto and shall also not include any Excess Reprocurement Costs (within the meaning of Section F.3 of Schedule "F" hereto), which costs shall be paid by PRI (subject to its right to partially recover same through deduction from Gross Profits).

(f) All Product recalled pursuant to this Section I.7 shall be treated as Product returned to PRI by its customers and the provisions of Section F.2 of Schedule "F" hereto shall apply thereto.

(g) All communications relating to a Recall shall be held in confidence and shall be subject to the terms of Schedule "J" hereof.



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                         ASTERISKS DENOTE SUCH OMISSION

                                  SCHEDULE "J"

                                 CONFIDENTIALITY

J.1 CONFIDENTIAL NATURE OF AGREEMENT: Each of the parties hereto agrees that, without the prior written consent of the other, or except as may be required by law or court order, the existence and terms of this agreement shall remain confidential and shall not be disclosed to any Person other than employees and professional advisers of such party or its Affiliate who reasonably require knowledge of the existence or terms of this agreement and who are bound to such party or its Affiliate by a like obligation of confidentiality. Such employees and advisors will be advised of the nature and existence of the confidentiality undertakings of this agreement and of the applicability of such undertakings to them and will agree to be bound hereby.

J.2 DUTY OF CONFIDENTIALITY: Each of Genpharm and PRI agrees to hold in trust and confidence (and to cause its Affiliates to hold in trust and confidence) for the benefit of the other party (and its Affiliates) all Confidential Information of such other party and its Affiliates and each further agree to safeguard, and to cause its Affiliates to safeguard, the Confidential Information of the other (or its Affiliates) to the same extent that it does with its own confidential information and to limit and control copies, extracts and reproductions made of such Confidential Information. Neither party will, without the express written consent of the other, directly or indirectly, use (or authorize, permit or suffer any of its Affiliates to use) any Confidential Information of the other party or of its Affiliates for any purpose other than to implement the provisions of this agreement or in regulatory proceedings or in litigation. Neither party will disclose Confidential Information to any Person, other than its employees or other representatives or those of its Affiliates who have a need to know to fulfill the provisions and intent of this agreement (where such provisions and intent cannot properly be fulfilled without such disclosure) and who have been informed of the confidential nature of the information and have agreed to be bound by the terms hereof. Each of Genpharm and PRI shall use its best efforts to prevent unauthorized use or disclosure of the Confidential Information of the other or its Affiliates and shall use protective measures no less stringent than those used by it in its own business to protect its own confidential information, including segregating such information at all times from the confidential material of others so as to prevent any commingling.

J.3 COMPULSORY DISCLOSURES: In the event that either Genpharm or PRI (or any of their respective Affiliates) shall be legally compelled or required by a court of competent jurisdiction to disclose all or any part of the Confidential Information of the other (or its Affiliates), it shall provide prompt notice to the other so that such other party (or its Affiliates) may determine whether or not to seek a protective order or any other appropriate remedy. If a protective order or other appropriate remedy is not obtained before such disclosure is required, the party required to make disclosure will disclose only those portions of the Confidential Information in question which it is advised by written opinion of counsel (which opinion shall be addressed to such party and to the other party), it is legally required to disclose and will exercise its best efforts to obtain reliable assurances that confidential treatment will be accorded such Confidential Information.

J.4 RETURN OF CONFIDENTIAL INFORMATION: Upon termination of this agreement each of Genpharm and PRI shall immediately return to the other all material containing or reflecting or referring to any Confidential Information of the


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other party or its Affiliates (including all notes, summaries, analysis or other documents prepared or derived therefrom) and all copies thereof in any form whatsoever under the power or control of such party or its Affiliates, except that one copy may be retained for legal archival purposes, and such party shall delete such Confidential Information from all retrieval systems and data bases or destroy same as directed by the other party and furnish to the other party, if requested, a certificate of a senior officer of such party certifying such return, deletion and/or destruction. Where this agreement is terminated in respect of a particular Product or Products only then the foregoing obligations shall thereupon apply to Confirmation Information relating to such Product or Products.

J.5 SURVIVAL: The obligations of confidentiality contained herein shall survive the termination of this agreement.



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                                  SCHEDULE "K"

                                   ARBITRATION

K.1 ARBITRATION: Any controversy or claim arising out of, or relating to, this agreement or the breach thereof shall be referred for decision forthwith to a senior executive of each party not involved in the dispute. If no agreement is reached within 30 days of the request by one party to the other to refer the same to such senior executive, then such controversy or claim shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such arbitration to be held in New York, New York on an expedited basis. Judgement upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.



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                                  SCHEDULE "L"

                      GENERAL CONTRACT TERMS AND CONDITIONS

L.1 NOTICE: Subject to the express provisions of this agreement, any notice required or permitted to be given under this agreement shall be sufficiently given if in writing and delivered by facsimile (with confirmation of transmittal) or overnight courier (with confirmation of delivery), as well as by prepaid registered mail (with return receipt requested) or hand delivery to the appropriate party at the address set forth below, or at such other address or to the attention of such other individual as such party may from time to time specify for that purpose in a notice similarly given:

      To Genpharm at:
      85 Advance Road,
      Etobicoke, Ontario,
      M8Z 2A6,
      Canada

      Attention:  Chief Financial Officer
      Fax Number:  (416) 236-9807

      To PRI at:

      One Ram Ridge Road
      Spring Valley, NY 10977 U.S.A.

      Attention:  Chief Financial Officer
      Fax Number:  (914) 425-7922

Any such notice shall be effective (i) if sent by mail, as aforesaid, 5 business days after mailing, (ii) if sent by facsimile, as aforesaid, when sent (with confirmation of receipt), and (iii) if sent by courier or hand delivered, as aforesaid, when received, provided that if any such notice shall have been sent by mail and if on the date of mailing thereof or during the period prior to the expiry of the 5th business day following the date of mailing there shall be a general postal disruption (whether as a result of rotating strikes or otherwise) in the country or territory where the sender or the intended recipient is situated then such notice shall not become effective until the 5th business day following the date of resumption of normal mail service.

Where PRI is authorized or required to notify or otherwise communicate with a Manufacturer other than Genpharm it shall notify or otherwise communicate with such Manufacturer in the foregoing manner (and the provisions hereof shall apply mutatis mutandis) at the address or facsimile number (and to the attention of such individual) as Genpharm shall notify PRI from time to time in accordance with the foregoing notice provisions or at such other address or facsimile number or the attention of such other individual as such Manufacturer may specify in a notice similarly given, provided that a copy of each such notice or



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other  communication  shall be  forwarded  to Genpharm at its address for notice hereunder.

L.2 FORCE MAJEURE: Neither party shall be considered to be in default in respect of any obligation hereunder if failure of performance shall be due to Force Majeure (as hereinafter defined). If either party is affected by a Force Majeure event such party shall, within 20 days of its occurrence, give notice to the other party stating the nature of the event, its anticipated duration and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is required by such Force Majeure and the non-performing party shall use commercially reasonable efforts to remedy its inability to perform. The obligation to pay money in a timely manner is absolute and shall not be subject to the Force Majeure provisions, except to the extent payment is prohibited by governmental rule or regulations other than rules or regulations incident to bankruptcy or insolvency proceedings of a party. Force Majeure shall mean an unforeseeable or unavoidable cause beyond the control and without the fault or negligence of a party or its Affiliate including, but not limited to, explosion, flood, war (whether declared or otherwise), accident, labour strike or other labour disturbance, inability to obtain materials or services, sabotage, acts of God, newly enacted legislation, newly issued orders or decrees of any Court and any binding act or order of any governmental agency. Notwithstanding anything in this Section, the party to whom performance is owned but to whom it is not rendered because of an event of Force Majeure as contemplated in this Section shall, after the passage of 120 days, have the option to terminate this agreement in respect of the Product affected by such event on 30 days prior written notice to the other party hereto. For greater certainty, Force Majeure in relation to Genpharm's obligation to supply Product hereunder to PRI shall include the inability to obtain the required Product from the Manufacturer thereof as a result of events or circumstances relating to such Manufacturer which would otherwise be an Event of Force Majeure had it occurred in relation to Genpharm.

L.3 GOVERNING LAW AND CONSENT TO JURISDICTION: This agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of New York without giving effect to New York's choice of law provisions.

L.4 ENTIRE AGREEMENT: This agreement contains the entire agreement and understanding of the parties with respect to its subject matter and supersedes all negotiations, prior discussions and any agreements relating to the Products. This agreement may not be amended or modified except by a written instrument signed by the parties.

L.5 WAIVER: Any waiver of, or consent to depart from, the requirements of any provision of this agreement shall be effective only if it is in writing and signed by the party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any party to exercise, and no delay in exercising, any right under this agreement shall operate as a waiver of such right. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.

L.6 COUNTERPARTS: This agreement may be executed in identical duplicate copies exchanged by facsimile transmission. The parties agree to execute two identical original copies of the agreement after exchanging signed facsimile versions.

Each identical counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

L.7 SEVERABILITY OF PROVISIONS: If, for any reason whatsoever, any term, covenant or provision of this agreement or the application thereof to any party or circumstance or in any jurisdiction is to any extent held or rendered invalid, unenforceable or illegal, then such term, covenant or condition (a) is deemed to be independent of the remainder of this agreement and to be severable and divisible therefrom and its validity, unenforceability or illegality shall not affect, impair or invalidate the remaining provisions hereof; and (b) continue to be applicable and enforceable to the fullest extent permitted by law in every other jurisdiction and against any party and circumstances other than those as to which or in respect of which it has been held or rendered unenforceable or illegal. To the extent permitted by applicable law, Genpharm and PRI hereby waive any provision of law which renders any provision of this agreement prohibited or unenforceable in any respect. Should any provision of this agreement be so held to be unenforceable, such provision, if permitted by law, shall be considered to have been superseded by a legally permissible and enforceable clause which corresponds most closely to the intent of the parties as evidenced by the provision held to be unenforceable.

L.8 ASSIGNMENT: Neither this agreement nor rights of a party hereunder may be assigned nor may the performance of any duties hereunder be delegated by PRI or by Genpharm without the prior written consent of the other party. Notwithstanding the foregoing, Genpharm and PRI may delegate from time to time some of their respective duties hereunder to any of their respective Affiliates and, in addition, Genpharm and/or its Affiliate may subcontract the manufacturing of a Product, in whole or in part, to any other Person (whether or not an Affiliate), provided that (a) such subcontracting is done in compliance with all applicable requirements of the FDA; (b) prior to any such delegation, the delegating party gives written notice thereof to the other party hereto (indicating the duties being so delegated and the duration of such delegation) and (c) no such delegation or subcontracting shall relieve Genpharm or PRI, as the case may be, of any of its obligations hereunder. Subject to the foregoing this agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

L.9 NON CONTRAVENTION: Each party represents and warrants that the execution, delivery and performance of this agreement by it will not contravene any other contract or agreement to which it is a party or by which it is bound.

L.10 COMPLIANCE: Where, in accordance with the provisions of this agreement, the Affiliate of a party is required to do or omit to do or use reasonable commercial (or other) efforts to do or refrain from doing any act or thing such party shall use reasonable best commercial efforts to cause its Affiliates to comply.



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                                  SCHEDULE "M"

                                   DEFINITIONS

"AFFILIATE" means, subject to the limitations set forth below, any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term "control" (as used in the terms "CONTROLS", "CONTROLLED BY" and "UNDER COMMON CONTROL") means either (i) holding 50% or more of the voting securities of such Person or, (ii) in the case of a Person that has no outstanding voting securities, having the right to 50% or more of the profits of such Person or having the right in the event of dissolution to 50% or more of the net assets of such Person or, (iii) the power to direct or cause the direction of the management and policies of such Person, whether pursuant to the ownership of voting securities, by contract or otherwise; provided, however, that Merck KGaA and its Affiliates shall be deemed not to be Affiliates of Genpharm unless such Person is Merck Generics
Group B.V. or a subsidiary of Merck Generics Group B.V. so that by way of illustration only and without limiting the generality of the foregoing, Dey Laboratories, Inc. will not be an Affiliate of Genpharm;

"ANDA" means the abbreviated new drug application heretofore or hereafter filed by Genpharm or any of its Affiliates with the FDA for or in respect of a Product;

"APPROVED LISTING FEE" means, in respect of a Product, listing fees and other similar up-front payments paid by PRI and its Affiliates to unrelated third party customers in consideration for such customers agreeing to buy the Product to the exclusion of other Competing Products for a specified period of time, where:

      (i) the agreement pursuant to which such payment is to be made has been entered into in compliance with the policy relating to listing fees and other similar up-front payments previously approved by Genpharm, or the proposed agreement has been approved in writing by Genpharm;

      (ii) the agreement pursuant to which such payment is to be made has been entered into exclusively to enhance the sale of such Product and is not entered into to directly or indirectly enhance the sale of PRI or any of its Affiliates Other Products (within the meaning of Section E.3 of Schedule "E" hereto) or as an incentive for such customer to purchase any Other Products of PRI or its Affiliates;

      (iii) the amount to be paid pursuant to such agreement to such customer plus the amount previously paid to such customer and/or Affiliates of such customer in respect of such Product pursuant to any other similar agreement is less than the sum of $*** , or such greater amount as Genpharm may approve in writing, which approval shall not be unreasonably withheld or unduly delayed (and Genpharm shall be deemed to have approved a request for an increased amount to be paid to a customer unless Genpharm notifies PRI within 12 business hours (being hours between 9:00 a.m. and 5:00 p.m., Toronto time, on a



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            business  day) of the receipt by  Genpharm of a written  request for such increased fee or payment that it does not consent to such increased amount; and

      (iv) not more than 2 unrelated third party customers of PRI and its Affiliates have already been paid (or are entitled to receive from PRI or its Affiliates) a listing fee or other similar upfront payment from PRI or its Affiliates in respect of such Product, unless Genpharm consents to increase the number of customers to whom listing fees or similar upfront payments may be made in accordance with the foregoing, which consent shall not be unreasonably withheld or unduly delayed [and Genpharm shall be deemed to have approved a request to the payment of a listing fee or other similar upfront payment to a specified customer where such payment would otherwise be in breach of this paragraph (iv) unless Genpharm notifies PRI within 12 business hours (being hours between 9:00 a.m. and 5:00 p.m., Toronto time, on a business day) of the receipt by Genpharm of a written request for such a payment to such specified customer that it does not so consent];

"BUSINESS DAY" means a day other than a Saturday, a Sunday or a day which is a statutory holiday in the Province of Ontario, Canada or the State of New York, United States of America;

"cGMP" means the current Good Manufacturing Practices of the FDA (as in effect from time to time);

"COMPETING PRODUCT" means, with respect to a particular Product, a generic pharmaceutical product which is in the same dosage form, has the same active ingredient, the same strength and is for the same indication as such Product but which is manufactured and supplied by or purchased or acquired from any Person other than Genpharm or its Affiliates;

"CONFIDENTIAL INFORMATION" shall mean information disclosed to or obtained by one party from another party (including information obtained by one party as a result of access to the facilities of the other party) either prior to or during the term of this agreement which is non-public, confidential or proprietary in nature (including, without limitation, trade secrets, financial data, product information, manufacturing methods, market research data, marketing plans, identity of customers, or product information [including the nature and source of raw materials, product formulation and methods of producing, testing and packaging]) and which relates to the disclosing party's past, present or future research, development or business activities Confidential Information shall not, however, include information that a party can demonstrate by written evidence:

      (i) is in the public domain (provided that information in the public domain has not and does not come into the public domain as a result of a breach by a party hereto (or any of its Affiliates) of its obligations of confidentiality contained herein;

      (ii) is known by the receiving party prior to disclosure by the other party; or

      (iii) which has been developed by the receiving party independent of any disclosure by the other party;




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      (iv)  is  subsequently,  lawfully  and  in  good  faith  obtained  by  the receiving party on a non-confidential basis from a third party as shown by documentation sufficient to establish the third party as the source of the information, provided that such third party was not under an obligation to treat such information in a confidential manner and had a lawful right to make such disclosure;

"DEDUCTIBLE LISTING FEE" means, in relation to a Product in respect of a period for which Net Sales is being calculated hereunder, the aggregate of those amounts, each of which is the portion of an Approved Listing Fee paid by PRI or its Affiliates in such period or in any prior period amortized, on a monthly basis, over the period of the agreement pursuant to which such Approved Listing Fee is paid, applicable to such period;

"EFFECTIVE DATE" means the 25th day of March, 2002;

"FDA" shall mean the United States Food and Drug Administration (or whatever such agency might be called from time to time), or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs in the United States.

"GROSS PROFITS" means, for a Product in respect of any period, PRI's Net Sales of such Product in such period less the aggregate of the following:

(a) the landed cost to PRI of such Product sold in such period by PRI and/or its Affiliate to unrelated third party customers, determined in accordance with generally accepted accounting principles consistently applied, to include, without duplication, the Transfer Price of such Product to PRI, import duties and taxes paid or payable by PRI in respect of purchase or importation of such Product and delivery charges (including insurance) incurred by PRI for the delivery of the Product from the Plant to PRI's Spring Valley, New York, facility;

(b)   Recall Expenses incurred in such period in respect of such Product;

(c) Excess Reprocurement Costs incurred in such period in respect of such Product; and

(d) Repackaging Expenses incurred by PRI applicable to the quantity of Product sold in such period determined in accordance with generally accepted accounting principles, consistently applied;

For greater certainty, where Product sold by PRI or its Affiliates in a period (the "RESALE") had previously been sold by PRI or its Affiliates to an unrelated third party customer in that period or any prior period and returned to PRI or its Affiliates by such customer in such period or a prior period and an amount on account of the landed cost of such Product as contemplated in (a) above has been deducted in calculating Gross Profits in respect of the prior sale for such period or a prior period then the amount to be deducted under Paragraph (a) above in respect of the Resale shall be deemed to be nil.



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It is  understood  and  agreed  that  where  Product  purchased  by PRI has been returned to Genpharm or otherwise disposed of (in a manner approved of by Genpharm) entitling PRI to claim a reduction, refund, remission or other recovery of the import duties or taxes paid or payable by PRI in respect of the purchase or importation of such Product then PRI shall promptly claim such reduction, refund, remission or other recovery of such duties and taxes (and shall promptly file and submit all required documentation to the applicable fiscal authority therefore) and the Gross Profit for the period in which the reduction, refund, remission or other recovery of such duties and taxes is recognized by PRI (or its Affiliates) in accordance with generally accepted accounting principles shall be increased by the amount of the recognized reduction, refund, remission or other recovery of such duties and taxes.

The deduction under (b) and (c) are limited to Recall Expenses or Excess Reprocurement Costs actually incurred in such period and shall not include any amount accrued, provided or reserved for estimated or potential deductions. Excess Reprocurement Costs and Recall Expenses (to the extent they represent amounts payable to unrelated third party customers) shall be considered to be actually incurred only when the payment is made or credit is issued to such customer by PRI or its Affiliates.

"GROSS SALES" means, in respect of sale of Units of the Product by PRI and its Affiliates in the Territory, the gross invoice price charged by PRI and its Affiliates to unrelated third party customers less freight, postage and insurance related to the delivery of the Product to such customer to the extent that such amount is charged to such customer and shown separately on such invoice and has been included in the gross invoice price and less sales taxes and other governmental charges imposed upon the sale of such Product by PRI or its Affiliates to such customer (to the extent that such amounts have been included in gross invoice price);

"INELIGIBLE PERSON" means any Person who is prohibited by any law, rule or regulation or by any order, directive or policy from selling any of the Products (assuming that the Product Approvals have been obtained) or other pharmaceutical products within the Territory or who is listed by a United States federal agency as debarred, suspended, proposed for debarment or otherwise ineligible for federal programs in the United States or other jurisdictions within the Territory;

"MANUFACTURER" means, in respect of a Product, the Affiliate of Genpharm in whose name the Product Approval for such Product is registered;

"MANUFACTURING COST" shall mean the cost to Genpharm or the Manufacturer to manufacture (including quality control and testing) and package the Product including, without limitation, the landed cost of raw materials and packaging materials, component costs, energy, labor (salary and benefits) and reasonable overhead charges (not to exceed 20% of the Manufacturing Cost) relating to the manufacture of the Product, and other direct and allocable indirect costs to manufacture such Product, including but not limited to manufacturing charges for material adjustments, for off grade or defective material, handling losses, physical adjustments, salvage and depreciation but specifically excluding costs incurred in research, development, design, marketing, promotion, administration or obtaining the Product Approval, determined in accordance with methods currently employed by Genpharm or such Manufacturer in the manufacture of all



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products   produced  in  the  facility  or   facilities   in  which  Product  is
manufactured. If, in the sole discretion of Genpharm or the Manufacturer, all or any portion of the manufacturing or packaging of the Product is subcontracted by Genpharm or such Manufacturer to a third party (or to any Affiliate of PRI) the Manufacturing Costs shall include the amount paid to such third party (or PRI's Affiliate). The Manufacturing Cost of the Product shall be established on the date that the Product Approval for such Product is acquired by Genpharm or the Manufacturer and on the first day of each calendar quarter thereafter, which amount shall be used to determine the Transfer Price of Product manufactured by Genpharm or the Manufacturer for PRI during the period until the next Manufacturing Cost determination date. The parties further acknowledge and agree that where, during a period between Manufacturing Cost determination dates, the variable costs incurred by Genpharm or the Manufacturer to manufacture the Product (and which are included in the Manufacturing Cost) have, in the aggregate, increased or decreased by more than 5%, a pro rata adjustment will be made to the Manufacturing Cost of Products manufactured during such period as agreed upon by Genpharm and PRI or, failing agreement, as determined by arbitration pursuant to Schedule "K" of this agreement. In determining changes in Manufacturing Cost due to changes in the variable costs incurred by Genpharm or Manufacturer for raw materials and components including active ingredient, such materials shall be used and costed on a first in, first out basis in accordance with generally accepted accounting principles, consistently applied. Within 30 days of the receipt of a Product Approval for such Product, and within 30 days of each Manufacturing Cost determination date, Genpharm shall deliver or cause to be delivered to PRI a statement showing the calculation of the
Manufacturing  Cost  applicable  to  such  period,   which  statement  shall  be
accompanied by a certificate signed by the Chief Financial Officer of Genpharm or, at Genpharm's option, the Manufacturer of such Product certifying that, to
the  best  of  his  knowledge,   information   and  belief,   after   reasonable
investigation, such statement is true and correct in all material respects;

"NET SALES" means, in respect of a Product for a period, the gross amount invoiced by PRI and its Affiliates in such period to unrelated third party customers on account of the sale of such Product (excluding amounts for freight, postage, insurance, sales tax and other governmental charges imposed upon such sale which are included in the gross amount invoiced and shown separately on such invoice) PLUS any other form of revenue (other than interest accruing from or paid by such customers on account of outstanding overdue invoices) or expense reimbursement or recovery recognized by PRI or its Affiliates in such period in accordance with generally accepted accounting principles as a result of commercial arrangements relating to such Product LESS, without duplication:

      (i) credits issued or payments made by PRI and its Affiliates to unrelated third party customers for or on account of, without duplication, bona fide rebates granted and customary trade discounts (other than prompt payment discounts) actually allowed by PRI or its Affiliates to such customers in the ordinary course of business (except rebates or discounts granted wholly or partially in consideration of such customer's agreement to purchase any service or any product other than the Product unless such rebates or discounts are across-the-board rebates or discounts applied uniformly to the Product and other products or services as part of an overall program of rebates or discounts established by PRI



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            covering   substantially   all  of  its   products),   shelf   stock
            adjustments, chargebacks, returned Product, rejection of damaged Product and billing and shipping errors related to the Product;

      (ii) out-of-pocket costs for freight, postage and insurance incurred by PRI or its Affiliates in the period to deliver the Product to unrelated third party customers to the extent that such amount is not charged to such customer;

      (iii) payments made by PRI and its Affiliates for administrative fees, reimbursements or similar payments to or for Medicaid or any other government programs, hospitals, health maintenance organizations, insurance carriers, or other similar arm's length entity or entities in connection with the purchase or utilization of the Product;

      (iv) Deductible Listing Fees paid by PRI or its Affiliates which are applicable to the period.

It is understood and agreed that:

(a) deductions under (i), (ii), (iii) and (iv) above from the gross amount invoiced or other revenue recognized shall not include any amounts which would be categorized as packaging, relabelling, selling, promotion, marketing or general or administrative expenses in accordance with generally accepted accounting principles;

(b) deductions under (i), (iii) and (iv) above from the gross amount invoiced or other revenue recognized are for actual credits issued or payments made by PRI and its Affiliates and do not include amounts accrued, provided or reserved for estimated or potential deductions;

(c) the deduction under (i) above from the gross amount invoiced or other revenue recognized shall not include any Recall Expenses or Excess Reprocurement Costs credited or paid to such customer or any amount paid or credited to the customer on returned or rejected Product to the extent of the Transfer Price of the Product returned or rejected (which amounts shall be dealt with in accordance with the provisions of Sections F.2 or
      F.3 of Schedule "F" hereto or the definition of "GROSS PROFIT");

(d) no amount shall be deducted under (i), (ii), (iii), (iv) above or otherwise from the gross amount invoiced or other revenue recognized on account of or as an allowance for a bad debt or doubtful account in relation to Product sold by PRI or its Affiliates;

(e) no amount shall be deducted under (i), (ii), (iii), (iv) or otherwise from the gross amount invoiced or other revenue recognized where PRI has the right to recover the amount paid or credited to a customer or other Person from Genpharm pursuant to this agreement and, if any amount previously claimed as such deduction in calculating Net Sales in one period is subsequently recovered or becomes recoverable from Genpharm in another


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      period  the  amount  so  recovered  shall be added to the Net Sales in the period in which it is recovered or becomes recoverable from Genpharm, it being the intention of the parties hereto that PRI shall not have the right to recover the same expense directly from Genpharm and again through the calculation of Gross Profits hereunder;

(f) no credit or payment to an unrelated third party customer shall be deducted under (i) from the gross amount invoiced or other revenue recognized where such credit or payment is an attempt to directly or indirectly circumvent the restrictions or limitations contained herein as to the nature or quantum of the items which may be deducted hereunder in calculating Net Sales nor shall PRI or its Affiliates reduce the selling price at which the Product is sold to an unrelated third party customer with a view to circumventing such restrictions or limitations; and

(g) in respect of transfers of Product by PRI to its Affiliates (or between Affiliates) for resale, the price at which such products are resold by such Affiliate to third parties (other than other Affiliates) shall be included in Gross Profits and the transfer price between PRI and its Affiliates or between such Affiliates will be disregarded.

"PERSON" shall be broadly interpreted and shall include an individual, partnership, joint venture, association, corporation, company and any other form of business organization, government, regulatory or governmental agency, commission, department and instrumentality;

"PLANT" means the manufacturing facility and/or warehouse used by Genpharm or any other Manufacturer to manufacture or store a Product which is to be supplied to PRI pursuant hereto;

"PRODUCT" means the generic pharmaceutical products identified in Section 1 of this agreement which are to be developed and manufactured by or on behalf of Genpharm or a Manufacturer and supplied by or on behalf of Genpharm to PRI pursuant hereto;

"PRODUCT APPROVAL" means, with respect to a Product, the final and unconditional approval of an ANDA by the FDA enabling Genpharm or the Manufacturer to sell such Product in the Territory;

"PRODUCT MANUFACTURING REQUIREMENTS" shall have the meaning attributed thereto in Section B.2 of Schedule "B" hereto;

"RECALL" shall have the meaning attributable thereto in Section I.7 of Schedule "I" hereto;

"RECALL EXPENSES" shall have the meaning  attributable thereto in Section I.7 of
Schedule I hereto;

"REPACKAGING EXPENSES" means the cost to PRI or its Affiliates to package the Product including, without limitation, the landed cost of packaging materials and labour (salaries and benefits) and reasonable overhead charges (not to exceed 20% of the Repackaging Expenses) relating to repackaging and labelling of the Product into finished labelled Units, determined in accordance with generally accepted accounting principles, consistently applied. The Repackaging



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Expenses of a Product shall be determined on the date that the Product  Approval for such Product is acquired by Genpharm or the Manufacturer and on the first day of each calendar quarter thereafter, which amount shall be used to determine the Repackaging Expenses of Products packaged into final labelled Units by PRI or its Affiliates during the period until the next Repackaging Expense determination date. The parties further acknowledge and agree that where, during a period between Repackaging Expense determination dates, the variable costs incurred by PRI or an Affiliate to repackage and label a Product (and which are included in the Repackaging Expenses) have, in the aggregate, increased or decreased by more than 5%, a pro rata adjustment will be made to the Repackaging Expenses of Products packaged into final labelled Units during such period as agreed to by Genpharm and PRI or, failing agreement, as determined by arbitration pursuant to Schedule "K" of this agreement. In determining changes in Repackaging Expenses due to changes in the variable costs incurred by PRI or its Affiliates for packaging material or other supplies, such materials and supplies shall be used and costed on a first in, first out basis in accordance with generally accepted accounting principles, consistently applied;

"SPECIFICATIONS" means the terms and conditions applicable to a Product as described in the Product Approval covering such Product, as the same may be supplemented from time to time;

"TERRITORY" means the 50 states of the United States of America, plus the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, Guam, Samoa and any other territory which, on the Effective Date is a United States government protectorate wherein an ANDA approved by the FDA is required to sell the Product in such territory;

"TRANSFER PRICE" means the Manufacturing Cost of the Product supplied by or on behalf of Genpharm to PRI pursuant hereto;

"THRESHOLD AMOUNT" means in respect of the Period, the following percentage of the generic market for the Product (measured in dollars) based upon unit sales as determined through IMS reported sales for such Period:

      (i) if, on the date the Period (as that term is defined in Section H.8 of Schedule "H" hereto) commences, there are not more than 2 other Competing Products being distributed in the Territory, 15%; or

      (ii) if, on the date the Period commences, there are more than 2 but less than 6 Competing Products being distributed in the Territory, 7-1/2%; or

      (iii) on the date the Period commences, there are more than 5 Competing Products being distributed in the Territory, 5%;

"UNIT" means an individual packaged finished Product.